Document And Entity Information (USD $)	12 Months Ended
	Dec. 31, 2011	Mar. 08, 2012	Jun. 30, 2011
Document And Entity Information [Abstract]
Document Type	10-K
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Entity Registrant Name	BRYN MAWR BANK CORP
Entity Central Index Key	0000802681
Current Fiscal Year End Date	--12-31
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding		13,241,663
Entity Well-known Seasoned Issuer	No
Entity Public Float			$ 254,360,562
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Assets
Cash and due from banks	$ 11,771	$ 10,961
Interest bearing deposits with banks	57,369	78,523
Cash and cash equivalents	69,140	89,484
Investment securities available for sale, at fair value (amortized cost of $269,611 and $315,587 as of December 31, 2011 and December 31, 2010 respectively)	272,317	317,052
Loans held for sale	1,588	4,838
Portfolio loans and leases	1,295,392	1,196,717
Less: Allowance for loan and lease losses	(12,753)	(10,275)
Net portfolio loans and leases	1,282,639	1,186,442
Premises and equipment, net	29,328	29,158
Accrued interest receivable	6,061	6,470
Deferred income taxes	13,662	14,551
Mortgage servicing rights	4,041	4,925
Bank owned life insurance	19,434	18,972
FHLB stock	11,588	14,227
Goodwill	24,689	17,659
Intangible assets	18,014	7,064
Other investments	5,612	5,156
Other assets	16,794	15,770
Total assets	1,774,907	1,731,768
Liabilities
Non-interest-bearing	326,409	282,356
Interest-bearing	1,055,960	1,059,076
Total deposits	1,382,369	1,341,432
Short-term borrowings	12,863	10,051
FHLB advances and other borrowings	147,795	160,144
Subordinated debentures	22,500	22,500
Junior subordinated debentures		12,029
Accrued interest payable	1,592	3,293
Other liabilities	21,875	20,901
Total liabilities	1,588,994	1,570,350
Shareholders' equity
Common stock, par value $1; authorized 100,000,000 shares; issued 16,103,981 and 15,109,718 shares as of December 31, 2011 and December 31, 2010, respectively, and outstanding of 13,194,439 and 12,195,240 as of December 31, 2011 and December 31, 2010, respectively	16,104	15,110
Paid-in capital in excess of par value	84,425	68,398
Less: Common stock in treasury at cost-2,909,542 and 2,914,478 shares as of December 31, 2011 and December 31, 2010	(29,833)	(29,881)
Accumulated other comprehensive loss, net of tax benefit	(11,365)	(6,757)
Retained earnings	126,582	114,548
Total shareholders' equity	185,913	161,418
Total liabilities and shareholders' equity	$ 1,774,907	$ 1,731,768

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets [Abstract]
Investment securities available for sale, amortized cost	$ 269,611	$ 315,587
Common stock, par value	$ 1	$ 1
Common stock, shares authorized	100,000,000	100,000,000
Common stock, shares issued	16,103,981	15,109,718
Common stock, shares outstanding	13,194,439	12,195,240
Common stock in treasury, shares	2,909,542	2,914,478

Consolidated Statements Of Income (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Interest income:
Interest and fees on loans and leases	$ 69,321	$ 59,324	$ 51,686
Interest on cash and cash equivalents	115	179	272
Interest on investment securities:
Taxable	4,365	3,552	4,007
Non-taxable	226	749	593
Dividends	412	992	334
Total interest income	74,439	64,796	56,892
Interest expense on:
Deposits	5,787	6,101	9,970
Short-term borrowings	25	16	1
FHLB advances and other borrowings	3,676	4,907	5,020
Subordinated debentures	1,123	1,129	1,108
Junior subordinated debentures	1,050	493
Total interest expense	11,661	12,646	16,099
Net interest income	62,778	52,150	40,793
Provision for loan and lease losses	6,088	9,854	6,884
Net interest income after provision for loan and lease losses	56,690	42,296	33,909
Non-interest income:
Fees for wealth management services	21,669	15,499	14,178
Service charges on deposits	2,495	2,307	1,951
Loan servicing and other fees	1,824	1,626	1,387
Net gain on sale of residential mortgage loans	2,517	4,718	6,012
Net gain on sale of available for sale securities	1,783	2,472	1,923
Net gain on sale of trading securities			255
Net (loss) gain on sale of other real estate owned ("OREO")	(97)	(114)	6
BOLI income	462	266
Other operating income	3,497	2,601	2,758
Total non-interest income	34,150	29,375	28,470
Non-interest expenses:
Salaries and wages	28,084	24,829	22,275
Employee benefits	6,889	5,984	5,578
Occupancy and bank premises	5,176	4,257	3,637
Furniture, fixtures, and equipment	3,509	2,778	2,407
Advertising	1,166	1,142	1,084
Amortization of mortgage servicing rights	749	923	853
Net impairment (recovery) of mortgage servicing rights	786	30	(137)
Amortization of intangible assets	1,490	484	308
FDIC insurance	1,186	1,551	1,234
FDIC special assessment			540
Impairment of OREO	251	381
Due diligence and merger-related expenses	537	5,714	616
Professional fees	2,311	2,140	2,008
Other operating expenses	9,392	7,772	6,139
Total non-interest expenses	61,526	57,985	46,542
Income before income taxes	29,314	13,686	15,837
Income tax expense	9,601	4,512	5,500
Net income	$ 19,713	$ 9,174	$ 10,337
Basic earnings per common share	$ 1.55	$ 0.85	$ 1.18
Diluted earnings per common share	$ 1.54	$ 0.85	$ 1.18
Dividends declared per share	$ 0.6	$ 0.56	$ 0.56
Weighted-average basic shares outstanding	12,746,346	10,765,657	8,732,004
Dilutive potential shares	82,313	12,312	16,719
Adjusted weighted-average diluted shares	12,828,659	10,777,969	8,748,723

Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Operating activities:
Net Income	$ 19,713	$ 9,174	$ 10,337
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for loan and lease losses	6,088	9,854	6,884
Provision for depreciation and amortization	5,688	3,877	3,106
Net gain on sale of available for sale securities	(1,783)	(2,472)	(1,923)
Gain on trading securities			(255)
Net gain on sale of residential mortgages	(2,517)	(4,718)	(6,012)
Stock based compensation cost	876	539	386
Amortization and net impairment of mortgage servicing rights	1,535	953	716
Net accretion of fair value adjustments	(2,037)	(2,149)
Amortization of intangible assets	1,490	484	308
Impairment of other real estate owned ("OREO")	251	381
Loss (gain) on sale of OREO	97	114	(6)
Net increase in cash surrender value of bank owned life insurance ("BOLI")	(462)	(266)
Other, net	3,473	3,776	(840)
Loans originated for resale	(78,212)	(157,607)	(272,964)
Proceeds from loans sold	83,328	159,784	276,423
Purchase of trading securities			(5,076)
Proceeds from sale of trading securities			5,331
Contribution to pension	(10,000)
Provision for deferred income taxes (benefit)	3,370	395	(57)
Change in income taxes payable/receivable	(3,270)	687	892
Change in accrued interest receivable	409	(445)	(256)
Change in accrued interest payable	(1,701)	(544)	(2,382)
Net cash provided by operating activities	26,336	21,817	14,612
Investing activities:
Purchases of investment securities	(216,857)	(335,992)	(203,016)
Proceeds from maturity of investment securities and paydowns of mortgage-related securities	36,532	18,836	31,152
Proceeds from sale of investment securities available for sale	89,661	88,017	62,905
Proceeds from calls of investment securities	137,410	212,600	18,390
Net change in other investments	(562)	71	(190)
Proceeds from BOLI repayment			15,585
Net portfolio loan and lease (originations) repayments	(101,900)	(49,585)	5,106
Purchases of premises and equipment	(2,612)	(2,084)	(2,090)
Increase in OREO		(44)	(147)
Proceeds from sale of OREO	2,793	1,371	1,068
Net cash used by investing activities	(68,902)	(22,047)	(71,432)
Financing activities:
Change in deposits	41,482	83,341	68,397
Change in short-term borrowings	2,812	(3,036)
Dividends paid	(7,679)	(5,916)	(4,892)
Change in FHLB advances and other borrowings	(11,797)	(91,028)	(10,113)
Increase in subordinated debentures			7,500
Decrease in junior subordinated debentures	(12,028)
Purchase of treasury stock			(42)
Tax benefit from exercise of stock options	141	60	66
Proceeds from issuance of common stock	8,325	26,688	3,660
Proceeds from exercise of stock options	966	288	514
Net cash provided by financing activities	22,222	10,397	67,152
Change in cash and cash equivalents	(20,344)	10,167	10,332
Cash and cash equivalents at beginning of year	89,484	79,317	68,985
Cash and cash equivalents at end of year	69,140	89,484	79,317
Cash paid during the year for:
Income taxes	9,213	3,627	4,650
Interest	13,362	11,340	18,481
Supplemental cash flow information:
Available for sale securities purchased, not settled			7,996
Change in other comprehensive income	(7,090)	240	1,664
Change in deferred tax due to change in comprehensive income	2,482	84	582
Transfer of loans to other real estate owned	1,163	3,124	1,940
Acquisition of noncash assets and liabilities:
Assets acquired	20,339	438,989
Liabilities assumed		458,736
First Keystone Financial, Inc. [Member]
Investing activities:
Acquisitions, net of cash acquired		46,240
Lau Associates [Member]
Investing activities:
Acquisitions, net of cash acquired	(1,617)	(1,477)	(195)
PWMG [Member]
Investing activities:
Acquisitions, net of cash acquired	$ (11,750)

Consolidated Statements Of Changes In Shareholders' Equity (USD $) In Thousands, except Share data	Common Stock [Member]	Paid-In Capital [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Loss [Member]	Treasury Stock [Member]	Total
Beginning Balance, value at Dec. 31, 2008	$ 11,514	$ 12,983	$ 105,845	$ (7,995)	$ (29,934)	$ 92,413
Beginning Balance, shares at Dec. 31, 2008	11,513,782
Net income			10,337			10,337
Dividends declared			(4,892)			(4,892)
Other comprehensive income (loss), net of tax expense (benefit)				1,082		1,082
Stock based compensation		798				798
Tax benefit from gains on stock option exercise		66				66
Purchase of treasury stock					(42)	(42)
Retirement of treasury stock, value	(4)	(40)			44
Retirement of treasury stock, shares	(4,522)
Dividend Reinvestment and Stock Purchase Plan, shares	81,641
Dividend Reinvestment and Stock Purchase Plan, value	82	1,106				1,188
Share-based awards and options exercises, shares	45,122
Share-based awards and options exercises, value	44	557				601
Private placement	150	2,235				2,385
Private placement, shares	150,061
Ending Balance, value at Dec. 31, 2009	11,786	17,705	111,290	(6,913)	(29,932)	103,936
Ending Balance, shares at Dec. 31, 2009	11,786,084
Net income			9,174			9,174
Dividends declared			(5,916)			(5,916)
Other comprehensive income (loss), net of tax expense (benefit)				156		156
Stock based compensation		539				539
Tax benefit from gains on stock option exercise		60				60
Retirement of treasury stock, value	(5)	(46)			51
Retirement of treasury stock, shares	(5,186)
Acquisitions, value	1,630	24,846				26,476
Acquisitions, shares	1,630,053
Dividend Reinvestment and Stock Purchase Plan, shares	119,175
Dividend Reinvestment and Stock Purchase Plan, value	119	1,918				2,037
Share-based awards and options exercises, shares	31,425
Share-based awards and options exercises, value	32	354				386
Registered direct common stock offering	1,548	23,022				24,570
Registered direct common stock offering, shares	1,548,167
Ending Balance, value at Dec. 31, 2010	15,110	68,398	114,548	(6,757)	(29,881)	161,418
Ending Balance, shares at Dec. 31, 2010	15,109,718
Net income			19,713			19,713
Dividends declared			(7,679)			(7,679)
Other comprehensive income (loss), net of tax expense (benefit)				(4,608)		(4,608)
Stock based compensation		876				876
Tax benefit from gains on stock option exercise		141				141
Retirement of treasury stock, value	(5)	(43)			48
Retirement of treasury stock, shares	(4,936)
Acquisitions, value	322	6,339				6,661
Acquisitions, shares	321,929
Dividend Reinvestment and Stock Purchase Plan, shares	448,377
Dividend Reinvestment and Stock Purchase Plan, value	448	7,877				8,325
Share-based awards and options exercises, shares	228,893
Share-based awards and options exercises, value	229	837				1,066
Ending Balance, value at Dec. 31, 2011	$ 16,104	$ 84,425	$ 126,582	$ (11,365)	$ (29,833)	$ 185,913
Ending Balance, shares at Dec. 31, 2011	16,103,981

Consolidated Statements Of Changes In Shareholders' Equity (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements Of Changes In Shareholders' Equity [Abstract]
Dividends declared per share	$ 0.6	$ 0.56	$ 0.56
Other comprehensive income ( loss), tax	$ 2,482	$ 84	$ 582

Consolidated Statements Of Comprehensive Income (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements Of Comprehensive Income [Abstract]
Net income	$ 19,713	$ 9,174	$ 10,337
Other comprehensive income (loss):
Net unrealized gains arising during the period, net of tax expense of $1,058, $840 and $834, respectively	1,966	1,561	1,550
Less: reclassification adjustment for net gains on sales realized in net income, net of tax expense of $624, 865 and 673, respectively	(1,159)	(1,607)	(1,250)
Unrealized investment gains (losses), net of tax expense (benefit) of $434, $(25) and $161, respectively	807	(46)	300
Change in unfunded pension liability, net of tax (benefit) expense of $(2,916), $109 and $421, respectively	(5,415)	202	782
Total comprehensive income	$ 15,105	$ 9,330	$ 11,419

Consolidated Statements Of Comprehensive Income (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements Of Comprehensive Income [Abstract]
Net unrealized gains arising during the period, tax expense	$ 1,058	$ 840	$ 834
Less: reclassification adjustment for net gains on sales realized in net income, tax expense	624	865	673
Unrealized investment gains (losses),tax expense (benefit)	434	(25)	161
Change in unfunded pension liability, tax expense (benefit)	$ (2,916)	$ 109	$ 421

Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. Nature of Business

The Bryn Mawr Trust Company (the "Bank") received its Pennsylvania banking charter in 1889 and is a member of the Federal Reserve System. In 1986, Bryn Mawr Bank Corporation (the "Corporation") was formed and on January 2, 1987, the Bank became a wholly-owned subsidiary of the Corporation. The Bank and Corporation are headquartered in Bryn Mawr, Pennsylvania, a western suburb of Philadelphia. The Corporation and its subsidiaries provide wealth management, community banking, residential mortgage lending, insurance and business banking services to its customers through 17 full service branches and seven retirement community offices throughout Montgomery, Delaware and Chester counties. In 2008, the Corporation opened the Bryn Mawr Trust Company of Delaware in Greenville, Delaware, to further its long-term growth strategy, and diversify its asset base and client accounts. The common stock of the Corporation trades on the NASDAQ Stock Market ("NASDAQ") under the symbol BMTC.

On May 27, 2011, the acquisition of the Private Wealth Management Group ("PWMG") of the Hershey Trust Company ("HTC") by the Corporation (the "PWMG Acquisition" or the "Acquisition of PWMG") was completed. The Acquisition of PWMG initially increased the Corporation's Wealth Management Division assets under management by $1.1 billion. In addition, the acquisition enabled the Wealth Management Division to extend into central Pennsylvania by continuing to operate the former PWMG offices located in Hershey, Pennsylvania.

On July 1, 2010, the merger of First Keystone Financial, Inc. ("FKF") with and into the Corporation (the "Merger with FKF" or the "FKF Merger"), and the two step merger of FKF's wholly-owned subsidiary, First Keystone Bank ("FKB") with and into the Bank, were completed. The acquisition of FKF, a federally chartered thrift institution with assets of approximately $480 million, enabled the Corporation to increase its regional footprint with the addition of eight full service branch locations, primarily in Delaware County, Pennsylvania.

The Corporation operates in a highly competitive market area that includes local, national and regional banks as competitors along with savings banks, credit unions, insurance companies, trust companies, registered investment advisors and mutual fund families. The Corporation and its subsidiaries are regulated by many regulatory agencies including the Securities and Exchange Commission ("SEC"), Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve and the Pennsylvania Department of Banking.

B. Basis of Presentation

The accounting policies of the Corporation conform to U.S. generally accepted accounting principles ("GAAP") and predominant practices within the banking industry.

The Consolidated Financial Statements include the accounts of the Corporation and its wholly owned subsidiaries. The Corporation's consolidated financial condition and results of operations consist almost entirely of the Bank's financial condition and results of operations. All material inter-company transactions and balances have been eliminated.

In preparing the Financial Statements, the Corporation is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the dates of the balance sheets, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Although our current estimates contemplate current conditions and how we expect them to change in the future, it is reasonably possible that in 2012, actual conditions could be worse than anticipated in those estimates, which could materially affect our results of operations and financial condition. Amounts subject to significant estimates are items such as the allowance for loan and lease losses and lending related commitments, goodwill and intangible assets, pension and post-retirement obligations, the fair value of financial instruments and other-than-temporary impairments. Among other effects, such changes could result in future impairments of investment securities, goodwill and intangible assets and establishment of allowances for loan losses and lending related commitments as well as increased pension and post-retirement expense.

C. Cash and Cash Equivalents

Cash and cash equivalents include cash and due from banks, interest –bearing deposits, federal funds sold and money market funds with other banks with original maturities of three months or less. Cash balances required to meet regulatory reserve requirements of the Federal Reserve Board amounted to $5.2 million and $4.6 million at December 31, 2011 and December 31, 2010, respectively.

D. Investment Securities – Available for Sale

Investment securities which are held for indefinite periods of time, which the Corporation intends to use as part of its asset/liability strategy, or which may be sold in response to changes in interest rates, changes in prepayment risk, increases in capital requirements, or other similar factors, are classified as available for sale and are carried at fair value. Net unrealized gains and losses for such securities, net of tax, are required to be recognized as a separate component of shareholders' equity and excluded from determination of net income. Gains or losses on disposition are based on the net proceeds and cost of the securities sold, adjusted for amortization of premiums and accretion of discounts, using the specific identification method.

Prior to April 1, 2009, declines in the fair value of available-for-sale securities below their cost that were deemed to be other than temporary were reflected in earnings as realized losses. In estimating other-than-temporary impairment losses, the Corporation considers (1) the length of time and the extent to which the fair value has been less than cost, (2) the financial condition and near-term prospects of the issuer and (3) the intent and ability of the Corporation to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.

Beginning in April 1, 2009, the Corporation implemented ASC 370-10-65-1 "Recognition and Presentation of Other-Than-Temporary Impairments" that amended the accounting for recognizing other-than-temporary impairment for debt securities and expanded disclosure requirements for other-than-temporarily impaired debt and equity securities. Under the new guidance, companies are required to record other-than-temporary impairment charges through earnings if they have the intent to sell, or will more likely than not be required to sell, an impaired debt security before a recovery of its amortized cost basis. In addition, companies are required to record other-than-temporary impairment charges through earnings for the amount of credit losses, regardless of the intent or requirement to sell. Credit loss is measured as the difference between the present value of an impaired debt security's cash flows and its amortized cost basis. Non-credit-related write-downs to fair value must be recorded as decreases to accumulated other comprehensive income as long as the Corporation has no intent or it is more likely than not that the Corporation would not be required to sell an impaired security before a recovery of amortized cost basis. Since the Corporation did not have any other-than-temporary impairment for 2011 or 2010, the adoption of this guidance has had no impact.

E. Loans Held for Sale

Mortgage loans originated and intended for sale in the secondary market are carried at the lower of cost or estimated fair value in the aggregate. Net unrealized temporary losses, if any, are recognized through a valuation allowance by charges to income.

F. Portfolio Loans and Leases

The Corporation grants construction, commercial, residential mortgage and consumer loans to customers primarily in southeastern Pennsylvania and small-ticket equipment leasing to customers nationwide. Although the Corporation has a diversified loan and lease portfolio, its debtors' ability to honor their contracts is substantially dependent upon the real estate and general economic conditions of the region.

Loans and leases that the Corporation has the intention and ability to hold for the foreseeable future or until maturity or pay-off, generally are reported at their outstanding principal balance adjusted for charge-offs, the allowance for loan and lease losses and any deferred fees or costs on originated loans and leases. Interest income is accrued on the unpaid principal balance.

Loan and lease origination fees and loan and lease origination costs are deferred and recognized as an adjustment of the related yield using the interest method.

The accrual of interest on loans and leases is generally discontinued at the time the loan is 90 days delinquent unless the credit is well secured and in the process of collection. Loans and leases are placed on non-accrual status or charged-off at an earlier date if collection of principal or interest is considered doubtful. All interest accrued, but not collected for loans that are placed on non-accrual status or charged-off, is reversed against interest income. All interest accrued, but not collected on leases that are placed on non-accrual status is not reversed against interest until the lease is charged-off at 120 days delinquent. The interest received on these non-accrual loans and leases is applied to reduce the carrying value of loans and leases. Loans and leases are returned to accrual status when all the principal and interest amounts contractually due are brought current, remain current for at least six months and future payments are reasonably assured.

In connection with the FKF Merger, the Corporation acquired $274.5 million of loans from FKF. Loans acquired in the merger were recorded at their fair value. The difference between the recorded fair value and the principal value is accreted to interest income over the contractual lives of the loans in accordance with ASC 310-20 (formerly SFAS 91). Certain acquired loans which were deemed to be credit impaired at acquisition are accounted for in accordance with ASC 310-30, as discussed below, in subsection I of this footnote.

G. Allowance for Loan and Lease Losses

The allowance for loan and lease losses ("Allowance") is established through a provision for loan and lease losses ("Provision") charged as an expense. Loans and leases are charged against the allowance when the Corporation believes that the principal is uncollectible. The allowance is maintained at a level that the Corporation believes is sufficient to absorb estimated potential credit losses.

The Corporation's determination of the adequacy of the allowance is based on periodic evaluations of the loan and lease portfolio and other relevant factors. However, this evaluation is inherently subjective as it requires significant estimates by the Corporation. Consideration is given to a variety of factors in establishing these estimates including specific terms and conditions of loans and leases, underwriting standards, delinquency statistics, historical charge-off history by portfolio segment, industry concentration, overall exposure to a single customer, adequacy of collateral, the dependence on collateral, and results of internal loan review, including a borrower's perceived financial and management strengths, the amounts and timing of the present value of future cash flows, and access to additional funds.

As part of the process of allocating the allowance to the different segments of the loan and lease portfolio, the Corporation considers certain credit quality indicators. For the commercial mortgage, construction and commercial and industrial loan segments, periodic reviews of the individual loans are performed by both in-house staff as well as external third-party loan review specialists. The result of these reviews is reflected in the risk grade assigned to each loan. In addition, the remaining segments of the loan and lease portfolio, which include residential mortgage, home equity lines and loans, consumer loans, and leases, are allocated portions of the allowance based on their performance status.

The evaluation process also considers the impact of competition, current and expected economic conditions, national and international events, the regulatory and legislative environment and inherent risks in the loan and lease portfolio. All of these factors may be susceptible to significant change. To the extent actual outcomes differ from the Corporation's estimates, an additional provision for loan and lease losses may be required that might adversely affect the Corporation's results of operations in future periods. In addition, various regulatory agencies, as an integral part of their examination processes, periodically review the allowance. Such agencies may require the Corporation to record additions to the allowance based on their judgment of information available to them at the time of their examination.

H. Other Investments and Federal Home Loan Bank Stock

Other investments include Community Reinvestment Act ("CRA") investments, and equity stocks without a readily determinable fair market value. The Corporation's investments in equity stocks include those issued by the Federal Home Loan Bank of Pittsburgh ("FHLB"), the Federal Reserve Bank and Atlantic Central Bankers Bank. The Corporation is required to hold FHLB stock as a condition of its borrowing funds from the FHLB. As of December 31, 2011, the carrying value of the Corporation's FHLB stock was $11.6 million. Ownership of FHLB stock is restricted and there is no market for these securities. In 2008, the FHLB reported significant losses due to numerous factors, including other-than-temporary impairment charges on its portfolio of private-label mortgage-backed securities. The FHLB announced a capital restoration plan in February of 2009 which restricted it from repurchasing or redeeming capital stock or paying dividends. In 2010, the FHLB resumed redemption and repurchase of its stock, repurchasing $749 thousand and $2.6 million from the Corporation in the twelve months ended December 31, 2010 and 2011, respectively. On February 22, 2012, the FHLB announced a quarterly dividend of 0.10% annualized. For further information on the FHLB stock, see Note 10 – "Short-Term and Other Borrowings".

I. Impaired Loans and Leases

A loan or lease is considered impaired when, based on current information and events, it is probable that the Corporation will be unable to collect the contractually scheduled payments of principal or interest. When assessing impairment, the Corporation considers various factors, which include payment status, realizable value of collateral and the probability of collecting scheduled principal and interest payments when due. Loans and leases that experience insignificant payment delays and payment shortfalls generally are not classified as impaired.

The Corporation determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower's prior payment record, and the amount of the shortfall in relation to the principal and interest owed.

Impairment is measured by either the present value of expected future cash flows discounted at the loan's contractual effective interest rate, the loan's obtainable market price, or the fair value of the collateral if the loan is collateral dependent.

In connection with the FKF Merger, certain loans were acquired which exhibited deteriorated credit quality since origination and for which the Bank does not expect to collect all contractual payments. Accounting for these purchased credit-impaired loans is done in accordance with ASC 310-30. The loans were recorded at fair value, reflecting the present value of the amounts expected to be collected. Income recognition on these loans is based on a reasonable expectation about the timing and amount of cash flows to be collected. Acquired loans deemed impaired and considered collateral dependent, with the timing of the sale of loan collateral indeterminate, remain on non-accrual status and have no accretable yield.

J. Troubled Debt Restructurings ("TDR"s)

A TDR occurs when a creditor, for economic or legal reasons related to a borrower's financial difficulties, modifies the original terms of the loan or lease or grants a concession to the borrower that it would not otherwise have granted. A concession may include an extension of repayment terms, a reduction in the interest rate or the forgiveness of principal and/or accrued interest. If the debtor is experiencing financial difficulty and the creditor has granted a concession, the Corporation will make the necessary disclosures related to the TDR. In certain cases, a modification may be made in an effort to retain a customer who is not experiencing financial difficulty. This type of modification is not considered to be a TDR.

K. Other Real Estate Owned ("OREO")

OREO consists of assets that the Corporation has acquired through foreclosure, by accepting a deed in lieu of foreclosure, or by taking possession of assets that were used as loan collateral. The Corporation reports OREO on the balance sheet within other assets, at the lower of cost or estimated fair value less cost to sell, adjusted periodically based on current appraisals. Costs relating to the development or improvement of assets, as well as the costs required to obtain legal title to the property are capitalized, while costs related to holding the property are charged to expense as incurred.

L. Premises and Equipment

Premises and equipment are stated at cost less accumulated depreciation. Depreciation and predetermined rent are recorded using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the expected lease term or the estimated useful lives, whichever is shorter.

M. Pension and Postretirement Benefit Plans

The Corporation has three defined benefit pension plans, one postretirement benefit plan and a 401(K) plan as discussed in Note 15 – "401(K) Plan and in Note 16 – Pension and Postretirement Benefit Plans". Net pension expense consists of service cost, interest cost, return on plan assets, amortization of prior service cost, amortization of transition obligations and amortization of net actuarial gains and losses. The Corporation accrues pension costs as incurred.

N. Bank Owned Life Insurance ("BOLI")

In connection with the FKF Merger, the Corporation acquired $18.7 million of BOLI.

BOLI is recorded at its cash surrender value on the balance sheet. Income from BOLI is tax-exempt and included as a component of other non-interest income.

O. Accounting for Stock-Based Compensation

Stock-based compensation cost is measured at the grant date, based on the fair value of the award and is recognized as an expense over the vesting period.

All share-based payments, including grants of stock options, restricted stock awards and performance-based stock awards, are recognized as compensation expense in the statement of income at their fair value. The fair value of stock option grants is determined using the Black-Scholes pricing model which considers the expected life of the options, the volatility of stock price, risk-free interest rate and annual dividend yield. The fair value of the restricted stock awards is based on their market value on the grant date, while the fair value of the performance-based stock awards is based on their grant-date market value in addition to the likelihood of attaining certain pre-determined performance goals utilizing the Monte Carlo Simulation model.

Stock-based compensation expense for 2011, 2010 and 2009 were $876 thousand, $539 thousand and $386 thousand, respectively.

P. Earnings Per Common Share

Basic earnings per common share excludes dilution and is computed by dividing income available to common shareholders by the weighted-average common shares outstanding during the period. Diluted earnings per common share takes into account the potential dilution that could occur if stock options were exercised and converted into common shares and restricted stock awards were vested. Proceeds assumed to have been received on options exercises are assumed to be used to purchase shares of the Corporation's common stock at the average market price during the period, as required by the treasury stock method of accounting. The effects of stock options are excluded from the computation of diluted earnings per share in periods in which the effect would be antidilutive. All weighted average shares, actual shares and per share information in the financial statements have been adjusted retroactively for the effect of stock dividends and splits.

Q. Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

The Corporation recognizes the financial statement benefit of a tax position only after determining that the Corporation would more-likely-than-not sustain the position following an examination. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon settlement with the relevant tax authority. The Corporation applied these criteria to tax positions for which the statute of limitations remained open.

R. Revenue Recognition

With the exception of non-accrual loans and leases, the Corporation recognizes all sources of income on the accrual method. Additional information relating to wealth management fee revenue recognition follows:

The Corporation earns Wealth Management fee revenue from a variety of sources including fees from trust administration and other related fiduciary services, custody, investment management and advisory services, employee benefit account and IRA administration, estate settlement, tax service fees, shareholder service fees and brokerage. These fees are generally based on asset values and fluctuate with the market. Some of the revenues are not directly tied to asset value but are based on a flat fee for services provided. For many of our revenue sources, amounts are not received in the same accounting period in which they are earned. However, each source of Wealth Management fees is recorded on the accrual method of accounting.

The most significant portion of the Corporation's Wealth Management fees is derived from trust administration and other related services, custody, investment management and advisory services, and employee benefit account and IRA administration. These fees are generally billed in arrears, based on the market value of assets at the end of the previous billing period. A smaller number of customers are billed in a similar manner, but on a quarterly or annual basis and some revenues are not based on market values.

The balance of the Corporation's Wealth Management fees includes estate settlement fees and tax service fees, which are recorded when the related service is performed and asset management and brokerage fees on non-depository investment products, which are received one month in arrears, based on settled transactions. but are accrued in the month the settlement occurs.

Included in other assets on the balance sheet is a receivable for Wealth Management fees that have been earned but not yet collected. This receivable is reviewed quarterly for collectability.

S. Mortgage Servicing

The Corporation performs various servicing functions on loans owned by others. A fee, usually based on a percentage of the outstanding principal balance of the loan, is received for these services. Gain on sale of loans is based on the specific identification method.

Mortgage servicing rights ("MSR"s) are recognized as separate assets when rights are retained through the sale of financial assets. Capitalized servicing rights are amortized into non-interest expense in proportion to, and over the period of, the estimated future net servicing life of the underlying financial assets.

Servicing assets are evaluated quarterly for impairment based upon the fair value of the rights as compared to amortized cost. Impairment is determined by stratifying rights by predominant characteristics, such as interest rate and terms. Fair value is determined based upon discounted cash flows using market-based assumptions. Impairment is recognized on the income statement to the extent the fair value is less than the capitalized amount for the stratum. A valuation allowance is utilized to record temporary impairment in MSRs. Temporary impairment is defined as impairment that is not deemed permanent. Permanent impairment is recorded as a reduction of the MSR and is not reversed.

T. Statement of Cash Flows

The Corporation's statement of cash flows details operating, investing and financing activities during the reported periods.

U. Goodwill and Intangible Assets

The Corporation accounts for goodwill and other intangible assets in accordance with ASC 350, "Intangibles – Goodwill and Other." The goodwill and intangible assets as of December 31, 2011, other than MSR's in Note 1-S above, are related to the acquisitions of Lau Associates and PWMG, which are components of the Wealth Management Segment and FKF, a component of the Banking Segment. The amount of goodwill initially recorded reflects the value assigned to the assets at the time of investment. Goodwill impairment tests are performed at least annually, or when events occur or circumstances change that would more likely than not reduce the fair value of the acquisition or investment.

The Corporation's impairment testing methodology is consistent with the methodology prescribed in ASC 350. Other intangible assets include the core deposit intangible, which was acquired in the FKF Merger, customer relationships and non-competition agreements acquired in connection with the PWMG Acquisition and the Lau Associates acquisition and a trade name acquired in the Lau Associates acquisition. The core deposit intangible is amortized over a ten year period utilizing a declining balance method. The customer relationships and non-competition agreement intangibles are amortized over the estimated useful lives of the assets which range from 10 to 20 years. The trade name intangible has an indefinite life and is evaluated for impairment annually.

V. Reclassifications

Certain prior year amounts have been reclassified to conform to the current year presentation.

W. Recent Accounting Pronouncements

FASB ASC 820

Accounting Standards Update No. 2010-6 "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06") was issued in January 2010 to update ASC 820 "Fair Value measurements and Disclosures". ASU 2010-06 requires new disclosures (1) for significant transfers in and out of Level 1 and Level 2 including a description of the reason for the transfers and (2) in the reconciliation of Level 3 presenting sales, issuances and settlements gross rather than one net number. ASU 2010-06 also requires clarification of existing disclosures requiring (1) measurement disclosures for each "class" of assets and liabilities (a class being a subset of assets and liabilities within one line item in the statement of financial position) using judgment in determining the appropriate classes and (2) disclosures about inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3. The new disclosures and clarifications of existing disclosures were effective for interim and reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the roll forward of activity Level 3 which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The Corporation made the required disclosures in this Annual Report filed on Form 10-K.

FASB ASU No. 2010-20

Accounting Standards Update No. 2010-20 "Disclosures about Credit Quality of Financial Receivables and the Allowance for Credit Losses" ("ASU 2010-20") was issued July 2010. The ASU requires disclosure related to period-end information (i.e. credit quality information and the ending financing receivable balance segregated by impairment method) in all interim and annual reporting periods ending on or after December 15, 2010. Disclosures of activity that occur during a reporting period are required in interim or annual periods beginning on or after December 15, 2010. The Corporation adopted ASU 2010-20 and has provided disclosures required by ASU 2010-20 in this Annual Report filed on Form 10-K.

FASB ASU No. 2011-02

Accounting Standards Update No. 2011-02, "A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring" was issued in April 2011. The amendments in this ASU are effective for the first interim or annual period beginning on or after June 15, 2011, and are applied retrospectively to the beginning of the annual period of adoption. The Corporation has adopted the methodologies prescribed by this ASU.

FASB ASU No. 2011-03

On April 29, 2011, the FASB issued ASU No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements (Topic 860)", which removes the collateral maintenance provision that is currently required when determining whether a transfer of a financial instrument is accounted for as a sale or a secured borrowing. The Corporation will adopt ASU No. 2011-03 in its consolidated financial statements in the first quarter of 2012. The Corporation is currently evaluating the impact of this standard on its financial condition, results of operations, and disclosures.

FASB ASU No. 2011-04

On May 12, 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS (Topic 820)", which is a joint effort between the FASB and IASB to converge fair value measurement and disclosure guidance. The ASU permits measuring financial assets and liabilities on a net credit risk basis, if certain criteria are met. The ASU also increases disclosure surrounding company-determined market price (Level 3) financial instruments and also requires the fair value hierarchy disclosure of financial assets and liabilities that are not recognized at fair value in the statement of financial position, but are included in disclosures at fair value. The Corporation will adopt ASU No. 2011-04 in its consolidated financial statements in the first quarter of 2012. The Corporation is currently evaluating the impact of this standard on its financial condition, results of operations, and disclosures.

FASB ASU No. 2011-05

On June 16, 2011, the FASB issued ASU No. 2011-05, "Presentation of Comprehensive Income (Topic 220)", which requires companies to report total net income, each component of comprehensive income, and total comprehensive income on the face of the income statement, or as two consecutive statements. The Corporation has adopted ASU No. 2011-05 in its consolidated financial statements.

FASB ASU No. 2011-08

On September 15, 2011, the FASB issued ASU 2011-08, "Intangibles-Goodwill and Other– Testing Goodwill for Impairment. The amendments in this Update will allow an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. Under these amendments, an entity would not be required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The amendments include a number of events and circumstances for an entity to consider in conducting the qualitative assessment. The provisions of ASU 2011-08 will be effective for years beginning after December 15, 2011 for both public and nonpublic entities, although earlier adoption is allowed. The Corporation does not expect that adoption of this standard will have a significant impact on the Company's consolidated financial statements.

Business Combinations	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
Business Combinations

2. BUSINESS COMBINATIONS

Private Wealth Management Group of the Hershey Trust Company

On May 27, 2011, the Acquisition of PWMG by the Corporation was completed. The consideration paid by the Corporation was $18.4 million, of which $8.1 million cash and 322,101 unregistered shares of the BMBC common stock, valued at $6.7 million, were paid at closing, and $3.6 million cash was placed in escrow to be paid in three equal installments on the 6-, 12- and 18-month anniversaries of February 17, 2011, the date preceding the date of the definitive stock purchase agreement, subject to certain post-closing contingencies relating to the assets under management. The first two payments of $1.2 million each were issued on August 31, 2011 and March 2, 2012.

The Acquisition of PWMG initially increased the Corporation's Wealth Management Division assets under management by $1.1 billion.

The acquisition was accounted for using the acquisition method of accounting and, accordingly, assets acquired, liabilities assumed and consideration paid were recorded at their estimated fair values as of the acquisition date. The excess of consideration paid over the fair value of net assets acquired was recorded as goodwill in the amount of $5.7 million, which will not be amortizable for book purposes, however will be deductible for tax purposes. The Corporation allocated the total balance of goodwill to its Wealth Management segment. The Corporation also recorded an $8.6 million intangible asset for customer relationships, which will be amortized over a 15 year period using an accelerated method and a $3.8 million intangible asset for restrictive covenant agreements, which will be amortized over a five-and-a-half year period using a straight-line method.

The fair values of the intangible assets listed below are estimates and are subject to adjustment; however, while they are not expected to be materially different than those shown. Any adjustments to the estimates will be reflected, retroactively, as of the date of the acquisition.

In connection with the Acquisition of PWMG, the consideration paid and the fair value of identifiable assets acquired and liabilities assumed as of the date of the acquisition are summarized in the following table:

(dollars in thousands)
Consideration paid:
Common shares issued (322,101 shares)	$6,661
Cash paid	9,350
Cash held in escrow as of December 31, 2011	2,400

Value of consideration	18,411
Assets acquired:
Intangible asset—customer relationships	8,610
Intangible asset—non-compete agreements	3,830
Premises and equipment	250

Total assets	12,690
Liabilities assumed:	—
Net assets acquired	12,690

Goodwill resulting from the Acquisition of PWMG	$5,721

First Keystone Financial, Inc.

On July 1, 2010, the Merger with FKF, and the two step merger of FKF's wholly-owned subsidiary, FKB with and into the Bank, were completed. In accordance with the terms of the Agreement and Plan of Merger, dated November 3, 2009, by and between the Corporation and FKF, shareholders of FKF received 0.6973 shares of the Corporation's common stock plus $2.06 per share cash consideration for each share of FKF common stock they owned as of the effective date of the merger. The 85% stock and 15% cash transaction was valued at $31.3 million, based on FKF's June 30, 2010, closing share price of $13.35 as listed on the NASDAQ stock market. The aggregate consideration paid to FKF shareholders consisted of approximately 1.6 million shares of the Corporation's common stock, valued at approximately $26.4 million, and approximately $4.8 million in cash. FKF employee stock options, valued at approximately $102 thousand, which were fully vested and converted to options to purchase the Corporation's common stock upon the closing of the merger, were also included in the total consideration paid. The results of the combined entity's operations are included in the Corporation's Consolidated Statements of Income for the period beginning July 1, 2010, the date of the merger.

The Merger with FKF, a federally chartered thrift institution with assets of approximately $480 million, enabled the Corporation to increase its regional footprint with the addition of eight full service branch locations, primarily in Delaware County, Pennsylvania. The geographic locations of the acquired branches were such that it was not necessary to close any of the former FKF branches. By expanding into these new areas within Delaware County, the Corporation will be able to extend its successful sales culture as well as offer its reputable wealth management products and other value-added services to a wider segment of the region's population. In addition, a large majority of the FKF employees were retained, which will allow the Corporation to maintain the valuable customer relationships that FKF was able to build over the past century.

The FKF Merger was accounted for using the acquisition method of accounting and, accordingly, assets acquired, liabilities assumed and consideration paid were recorded at their estimated fair values as of the acquisition date. The excess of consideration paid over the fair value of net assets acquired was recorded as goodwill in the amount of $9.1 million, which will not be amortizable for book purposes and is not deductible for tax purposes. The Corporation allocated the total balance of goodwill recorded in connection with the merger to its Banking segment. The Corporation also recorded $2.1 million in core deposit intangibles which will be amortized over ten years using a declining balance method.

In connection with the FKF Merger, the consideration paid, and the fair value of identifiable assets acquired and liabilities assumed as of the date of acquisition are summarized in the following table:

(dollars in thousands)
Consideration paid:
Common shares issued (1,630,053 shares)	$26,391
Cash paid to FKF shareholders	4,819
Fair value of FKF employee stock options	102

Value of consideration	31,312
Assets acquired:
Cash and due from banks	51,059
Investment securities	100,888
Loans	274,533
Premises and equipment	7,856
Deferred federal income taxes	9,408
Bank owned life insurance	18,711
Federal Home Loan Bank ("FHLB") stock	7,060
Core deposit intangible	2,127
Other assets	8,613

Total assets	480,255
Liabilities assumed:
Deposits	320,768
FHLB advances	105,734
Junior subordinated debentures	12,103
Repurchase agreements	13,087
Other liabilities	6,992

Total liabilities	458,684
Net assets acquired	21,571

Goodwill resulting from Merger with FKF	$9,741

The following table details the effect on goodwill of the changes in estimates of the fair values of the assets acquired and liabilities assumed from the amounts originally reported on the Form 10-K for the year ended December 31, 2010:

$00000
Goodwill resulting from the Merger with FKF reported on Form 10-K for the year ended December 31, 2010	$9,741
Effect of adjustments to:
Deferred tax asset	(110)
Other assets	(509)

Adjusted goodwill resulting from the Merger with FKF as of December 31, 2011	$9,122

As of December 31, 2011, the Corporation finalized its fair value estimates related to the merger.

In many cases, the fair values of assets acquired and liabilities assumed were determined by estimating the cash flows expected to result from those assets and liabilities and discounting them at appropriate market rates. The most significant category of assets for which this procedure was used was that of acquired loans. The excess of expected cash flows above the fair value of the majority of loans will be accreted to interest income over the remaining lives of the loans in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 310-20 (formerly SFAS 91).

Certain loans, for which specific credit-related deterioration, since origination, was identified, are recorded at fair value, reflecting the present value of the amounts expected to be collected. Income recognition on these loans is based on a reasonable expectation about the timing and amount of cash flows to be collected. Acquired loans deemed impaired and considered collateral dependent, with the timing of the sale of loan collateral indeterminate, remain on non-accrual status and have no accretable yield. The Corporation uses the cash basis method of interest income recognition for these impaired loans. The following table details the loans that are accounted for in accordance with FASB ASC 310-30 (formerly SOP 03-3) as of July 1, 2010:

Contractually required principal and interest at acquisition	$41,170
Contractual cash flows not expected to be collected	14,856

Expected cash flows at acquisition	26,314
Interest component of expected cash flows (accretable discount)	7,024

Fair value of acquired loans accounted for under FASB ASC 310-30	$19,290

In accordance with GAAP, there was no carryover of the allowance for loan losses that had been previously recorded by FKF.

In connection with the FKF Merger, the Corporation acquired an investment portfolio with a fair value of $100.9 million. The fair value of the investment portfolio was determined by taking into account market prices obtained from independent valuation sources.

In connection with the FKF Merger, the Corporation recorded a deferred income tax asset of $9.5 million related to FKF's net operating loss carry-forward, as well as other tax attributes of the acquired company, along with the effects of fair value adjustments resulting from applying the acquisition method of accounting.

The fair value of savings and transaction deposit accounts acquired from FKF was assumed to approximate their carrying value as these accounts have no stated maturity and are payable on demand. Certificates of deposit accounts were valued by comparing the contractual cost of the portfolio to an identical portfolio bearing current market rates. The portfolio was segregated into pools based on remaining maturity. For each pool, the projected cash flows from maturing certificates were then calculated based on contractual rates and prevailing market rates. The valuation adjustment for each pool is equal to the present value of the difference of these two cash flows, discounted at the assumed market rate for a certificate with a corresponding maturity. This valuation adjustment will be accreted to reduce interest expense over the remaining maturities of the respective pools.

Due to the overnight nature of the repurchase agreements acquired from FKF, their carrying value was used to approximate their fair value as of the acquisition date, and hence, no adjustment to fair value was recorded.

The fair value of the FHLB advances took into account the prepayment penalties that would have been assessed as of July 1, 2010, by the FHLB for their redemption. This fair value adjustment to the face value of the borrowings will be accreted to reduce interest expense over the remaining lives of the respective borrowings.

The fair value of the junior subordinated debentures was determined taking into account the price to call the instruments. The premium to call the debentures decreases annually until August 2017, at which time they may be called at par. The fair value adjustment will be accreted to reduce interest expense over the periods ending in August 2017.

The following table presents unaudited pro forma information as if the Merger with FKF had occurred on both January 1, 2010 and January 1, 2009. This pro forma information gives effect to certain adjustments, including purchase accounting fair value adjustments, amortization of core deposit and other intangibles and related income tax effects.

The pro forma information does not necessarily reflect the results of operations that would have occurred had the Merger with FKF occurred at the beginning of 2010 or 2009.

	Pro forma Twelve Months Ended December 31,
(dollars in thousands)	2010	2009
Net interest income	$58,568	$55,735
Allowance for loan loss	(11,754)	(9,884)
Non-interest income	28,202	30,302
Non-interest expense	66,054	65,642

Net income	$8,962	$10,511

Goodwill & Other Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill & Other Intangible Assets [Abstract]
Goodwill & Other Intangible Assets

3. GOODWILL & OTHER INTANGIBLE ASSETS

The Corporation's goodwill and intangible assets related to the acquisitions of Lau in July, 2008, FKF in July, 2010 and PWMG in May, 2011, for the years ending December 31, 2011 and 2010 are as follows:

(dollars in thousands)	Beginning Balance 1/1/11	Additions/ Adjustments	Amortization	Ending Balance 12/31/11	Amortization Period
Goodwill—Lau	$7,918	$1,928	$—	$9,846	Indefinite
Goodwill—FKF	9,741	(619)	—	9,122	Indefinite
Goodwill—PWMG	—	5,721	—	5,721	Indefinite

Total	$17,659	$7,030	$—	$24,689
Core deposit intangible	1,951	—	(323)	1,628	10 Years
Customer relationships	4,473	8,610	(707)	12,376	20 Years
Non compete agreement	400	3,830	(460)	3,770	10 Years
Brand (trade name)	240	—	—	240	Indefinite

Total	$7,064	$12,440	$(1,490)	$18,014

Grand Total	$24,723	$19,470	$(1,490)	$42,703

(dollars in thousands)	Beginning Balance 1/1/10	Additions/ Adjustments	Amortization	Ending Balance 12/31/10	Amortization Period
Goodwill—Lau	$6,301	$1,617	$—	$7,918	Indefinite
Goodwill – FKF	—	9,741	—	9,741	Indefinite

Total	$6,301	$11,358	$—	$17,659
Core deposit intangible	—	2,127	(176)	1,951	10 Years
Customer relationships	4,728	—	(255)	4,473	20 Years
Non compete agreement	453	—	(53)	400	10 Years
Brand (trade name)	240	—	—	240	Indefinite

Total	$5,421	$2,127	$(484)	$7,064

Grand Total	$11,722	$13,485	$(484)	$24,723

Under the terms of the Lau Associates acquisition, the Corporation recorded the final earn-out payment of $1.9 million, which will be payable during the first quarter of 2012.

Investment Securities	12 Months Ended
Dec. 31, 2011
Investment Securities [Abstract]
Investment Securities

4. INVESTMENT SECURITIES

The amortized cost and estimated fair value of investments, all of which were classified as available for sale, are as follows:

As of December 31, 2011

(dollars in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized (Losses)	Estimated Fair Value
Obligations of the U.S. government and agencies	$104,252	$397	$(79)	$104,570
Obligations of state and political subdivisions	8,210	158	(2)	8,366
Mortgage-backed securities	95,713	2,160	(39)	97,834
Collateralized mortgage obligations	32,418	251	(46)	32,623
Corporate bonds	12,616	194	(92)	12,718
Investment certificates of deposit	2,411	10	(1)	2,420
Other debt securities	1,900	—	(18)	1,882

Total fixed income investments	$257,520	$3,170	$(277)	$260,413

Bond—mutual funds	12,091	9	(196)	11,904

Total non-maturity investments	$12,091	$9	$(196)	$11,904

Total	$269,611	$3,179	$(473)	$272,317

As of December 31, 2010

(dollars in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized (Losses)	Estimated Fair Value
U.S. treasury obligations	$5,011	$134	$—	$5,145
Obligations of the U.S. Government and agencies	156,301	704	(367)	156,638
Obligations of state and political subdivisions	32,013	358	(99)	32,272
Mortgage-backed securities	72,907	866	(246)	73,527
Collateralized mortgage obligations	2,068	30	—	2,098
Corporate bonds	10,803	—	(159)	10,644
Other debt securities	1,750	—	—	1,750

Total fixed income investments	$280,853	$2,092	$(871)	$282,074

Bond—mutual funds	$34,491	$241	$(10)	$34,722
Equity securities	243	13	—	256

Total non-maturity investments	$34,734	$254	$(10)	$34,978

Total	$315,587	$2,346	$(881)	$317,052

The following table shows the amount of securities that were in an unrealized loss position at December 31, 2011:

(dollars in thousands)	Less than 12 Months		12 Months or Longer		Total
	Fair Value	Unrea- lized (Losses)	Fair Value	Unrea- lized (Losses)	Fair Value	Unrea- lized Losses
Obligations of the U.S. government and agencies	$23,457	$(79)	$—	$—	$23,457	$(79)
Obligations of state and political subdivisions	620	(2)	—	—	620	(2)
Mortgage-backed securities	7,696	(22)	4,886	(17)	12,582	(39)
Collateralized mortgage obligations	7,440	(46)	—	—	7,440	(46)
Corporate bonds	2,912	(92)	—	—	2,912	(92)
Investment certificates of deposit	442	(1)	—	—	442	(1)
Other debt securities	982	(18)	—	—	982	(18)

Total fixed income investments	$43,549	$(260)	$4,886	$(17)	$48,435	$(277)
Bond—mutual funds	$11,260	$(196)	$—	$—	$11,260	$(196)

Total	$54,809	$(456)	$4,886	$(17)	$59,695	$(473)

The following table shows the amount of securities that were in an unrealized loss position at December 31, 2010:

(dollars in thousands)	Less than 12 Months		12 Months or Longer		Total
	Fair Value	Unrea- lized (Losses)	Fair Value	Unrea- lized (Losses)	Fair Value	Unrea- lized Losses
Obligations of the U.S. Government and agencies	$46,027	$(367)	$—	$—	$46,027	$(367)
Obligations of state and political subdivisions	10,158	(99)	—	—	10,158	(99)
Mortgage-backed securities	32,765	(246)	—	—	32,765	(246)
Corporate bonds	10,645	(159)	—	—	10,645	(159)

Total fixed income investments	$99,595	$(871)	$—	$—	$99,595	$(871)
Bond—mutual funds	$603	$(10)	$—	$—	$603	$(10)

Total	$100,198	$(881)	$—	$—	$100,198	$(881)

Management evaluates the Corporation's investment securities that are in an unrealized loss position in order to determine if the decline in market value is other than temporary. The investment portfolio includes debt securities issued by U.S. government agencies, U.S. government-sponsored agencies, state and local municipalities and other issuers. All fixed income investment securities in the Corporation's investment portfolio are rated as investment-grade or higher. Factors considered in the evaluation include the current economic climate, the length of time and the extent to which the fair value has been below cost, interest rates and the bond rating of each security. The unrealized losses presented in the tables above are temporary in nature and are primarily related to market interest rates rather than the underlying credit quality of the issuers. Management does not believe that these unrealized losses are other-than-temporary. The Corporation does not have the intent to sell these securities prior to their maturity or the recovery of their cost bases and believes that it is more likely than not, that it will not have to sell these securities prior to their maturity or the recovery of their cost bases.

At December 31, 2011, securities having fair value of $135.3 million were specifically pledged as collateral for public funds, trust deposits, the FRB discount window program, FHLB borrowings and other purposes. The FHLB has a blanket lien on non-pledged, mortgage-related loans and securities as part of the Corporation's borrowing agreement with the FHLB.

The amortized cost and estimated fair value of investment and mortgage-related securities as of December 31, 2011 and 2010, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2011
(dollars in thousands)	Amortized Cost	Estimated Market Value
Investment securities*:
Due in one year or less	$900	$900
Due after one year through five years	54,046	54,349
Due after five years through ten years	48,210	48,354
Due after ten years	26,233	26,353

Subtotal	129,389	129,956
Mortgage-related securities	$128,131	$130,457

Total	$257,520	$260,413

*	Included in the investment portfolio, but not in the table above, are $11.9 million of bond mutual funds which have no stated maturity or constant stated coupon rate.

	December 31, 2010
(dollars in thousands)	Amortized Cost	Estimated Market Value
Investment securities*:
Due in one year or less	$6,223	$6,231
Due after one year through five years	104,499	104,803
Due after five years through ten years	79,060	79,288
Due after ten years	16,096	16,127

Subtotal	205,878	206,449
Mortgage-related securities	$74,975	$75,625

Total	$280,853	$282,074

*	Included in the investment portfolio, but not in the table above, are $34.5 million of bond mutual funds which have no stated maturity or constant stated coupon rate, as well as the Corporation's $243 thousand investment in an equity security

Proceeds from the sale of available for sale investment securities totaled $89.7 million, $88.0 million and $62.9 million for the twelve months ended December 31, 2011, 2010 and 2009, respectively. Gain on sale of available for sale investment securities for the twelve months ended December 31, 2011, 2010 and 2009 totaled $1.8 million, $2.5 million and $1.9 million, respectively.

Loans And Leases	12 Months Ended
Dec. 31, 2011
Loans And Leases [Abstract]
Loans And Leases

5. LOANS AND LEASES

A. Loans and leases outstanding are detailed by portfolio segment as follows:

	December 31,
(dollars in thousands)	2011	2010
Loans held for sale	$1,588	$4,838

Real estate loans:
Commercial mortgage	$419,130	385,615
Home equity lines and loans	207,917	216,853
Residential mortgage	306,478	261,983
Construction	52,844	45,403

Total real estate loans	986,369	909,854
Commercial and industrial	267,204	239,266
Consumer	11,429	12,200
Leases	30,390	35,397

Total portfolio loans and leases	1,295,392	1,196,717

Total loans and leases	$1,296,980	$1,201,555

Loans with predetermined rates	$608,490	$544,784
Loans with adjustable or floating rates	688,490	656,771

Total loans and leases	$1,296,980	$1,201,555

Net deferred loan origination costs included in the above loan table	$563	$378

B. Leases outstanding at December 31 are detailed by components of the net investment as follows:

	December 31,
(dollars in thousands)	2011	2010
Minimum lease payments receivable	$34,143	$39,711
Unearned lease income	(5,080)	(5,808)
Initial direct costs and deferred fees	1,327	1,494

Total	$30,390	$35,397

C. Non-Performing Loans and Leases*

	December 31,
(dollars in thousands)	2011	2010
Non-accrual loans and leases:
Commercial mortgage	$1,043	$1,911
Home equity lines and loans	2,678	987
Residential mortgage	3,228	4,411
Construction	4,901	202
Commercial and industrial	2,305	1,692
Consumer	5	15
Leases	155	279

Total	14,315	9,497

Loans and leases 90 days or more past due and still accruing:
Home equity lines and loans	—	—
Commercial and industrial	—	—
Consumer	—	10

Total	—	10

Total non-performing loans and leases	$14,315	$9,507

*	Purchased credit-impaired loans, which have been recorded at their fair values at the FKF Merger date and which are performing as expected are excluded from this table with the exception of $1.5 million and $785 thousand as of

December 31, 2011 and 2010, respectively, of purchased credit-impaired loans which became non-performing subsequent to the merger.

D. Purchased Credit-Impaired Loans

The outstanding principal balance and related carrying amount of credit-impaired loans, for which the Corporation applies ASC 310-30 to account for the interest earned, as of the dates indicated, is as follows:

	December 31,
(dollars in thousands)	2011	2010
Outstanding principal balance	$22,749	$27,489
Carrying amount(1)	13,993	17,837

(1)

Includes $678 thousand and $1.1 million of purchased credit-impaired loans as of December 31, 2011 and 2010, respectively, for which the Corporation could not estimate the timing or amount of expected cash flows to be collected at the FKF Merger date, and for which no accretable yield is recognized. Additionally, the table above includes $1.5 million and $785 thousand as of December 31, 2011 and 2010, respectively, of purchased credit-impaired loans that subsequently became non-performing, which are disclosed in Note 5C, above, and which also have no accretable yield.

The following table presents changes in the accretable discount on purchased credit-impaired loans, for which the Corporation applies ASC 310-30, for the twelve months ended December 31, 2011:

(dollars in thousands)	Accretable Discount
Balance, December 31, 2010	$6,333
Accretion	(1,299)
Reclassification from nonaccretable difference	3,944
Net additions/subtractions due to loan term modifications	868
Disposals	(309)

Balance, December 31, 2011	$9,537

E. Age Analysis of Past Due Loans and Leases

The following tables present an aging of the Corporation's loan and lease portfolio as of December 31, 2011 and 2010:

(dollars in thousands)		60 – 89
	30 –59 Days Past Due	Days Past Due	Over 89 Days Past Due	Total Past Due	Current	Total Loans and Leases	Over 89 Days and Accruing	Delinquency %*
As of December 31, 2011
Commercial mortgage	$193	$171	$1,311	$1,675	$417,455	$419,130	$—	0.40%
Home equity lines and loans	330	199	2,235	2,764	205,153	207,917	—	1.33%
Residential mortgage	1,455	907	1,856	4,218	302,260	306,478	—	1.38%
Construction	—	—	4,853	4,853	47,991	52,844	—	9.18%
Commercial and industrial	279	1,513	2,089	3,881	263,323	267,204	—	1.45%
Consumer	33	—	4	37	11,392	11,429	—	0.32%
Leases	156	75	145	376	30,014	30,390	—	1.24%

	$2,446	$2,865	$12,493	$17,804	$1,277,588	$1,295,392	$—	1.37%

*	Delinquency equals ["Total past due" plus "Over 89 and accruing"] /[Total loans and leases]

(dollars in thousands)	30 –59 Days Past Due	60 – 89 Days Past Due	Over 89 Days Past Due	Total Past Due	Current	Total Loans and Leases	Over 89 Days and Accruing	Delinquency %*

As of December 31, 2010
Commercial mortgage	$377	$—	$1,854	$2,231	$383,384	$385,615	$—	0.58%
Home equity lines and loans	958	981	988	2,927	213,926	216,853	—	1.35%
Residential mortgage	958	1,089	1,885	3,932	258,051	261,983	—	1.50%
Construction	1,730	201	—	1,931	43,472	45,403	—	4.25%
Commercial and industrial	1,467	68	1,344	2,879	236,387	239,266	—	1.20%
Consumer	21	3	23	47	12,153	12,200	10	0.47%
Leases	244	257	203	704	34,693	35,397	—	1.99%

	$5,755	$2,599	$6,297	$14,651	$1,182,066	$1,196,717	$10	1.23%

*	Delinquency equals ["Total past due" plus "Over 89 and accruing"] /[Total loans and leases]

F. Allowance for Loan and Lease Losses (the "Allowance")

The following table details the roll-forward of the Corporation's allowance for loan and lease losses for the twelve month periods ended December 31, 2011, 2010, 2009:

(dollars in thousands)	For the Twelve Months Ended December 31,
	2011	2010	2009
Balance, beginning of period	$10,275	$10,424	$10,332
Charge-offs	(4,648)	(10,694)	(7,370)
Recoveries	1,038	691	578
Provision for loan and lease losses	6,088	9,854	6,884

Balance, end of period	$12,753	$10,275	$10,424

The following table details the roll-forward of the Corporation's allowance for loan and lease losses, by portfolio segment, for the twelve months ended December 31, 2011:

(dollars in thousands)	Commercial Mortgage	Home Equity Lines and Loans	Residential Mortgage	Construction	Commercial and Industrial	Consumer	Leases	Unallocated	Total
Balance, December 31, 2010	$2,534	$1,563	$843	$633	$3,565	$115	$766	$256	$10,275
Charge-offs	(827)	(514)	(391)	(1,174)	(633)	(92)	(1,017)	—	(4,648)
Recoveries	—	190	—	—	307	11	530	—	1,038
Provision for loan and lease losses	1,458	468	1,140	1,925	577	85	253	182	6,088

Balance, December 31, 2011	$3,165	$1,707	$1,592	$1,384	$3,816	$119	$532	$438	$12,753

The following table details the allocation of the allowance for loan and lease losses by portfolio segment based on the methodology used to evaluate the loans and leases for impairment as of December 31, 2011 and 2010:

(dollars in thousands)	Commercial Mortgage	Home Equity Lines and Loans	Residential Mortgage	Construction	Commercial and Industrial	Consumer	Leases	Unallocated	Total

As of December 31, 2011
Allowance on loans and leases:
Individually evaluated for impairment	$—	$75	$358	$640	$248	$—	$—	$—	$1,321
Collectively evaluated for impairment	3,153	1,632	1,234	741	3,568	119	532	438	11,417
Purchased credit-impaired*	12	—	—	3	—	—	—	—	15

Total	$3,165	$1,707	$1,592	$1,384	$3,816	$119	$532	$438	$12,753

As of December 31, 2010									—
Allowance on loans and leases:
Individually evaluated for impairment	$152	$390	$56	$160	$83	$—	$—	$—	$841
Collectively evaluated for impairment	2,382	1,173	787	473	3,482	115	766	256	9,434
Purchased credit-impaired*	—	—	—	—	—	—	—	—	—

Total	$2,534	$1,563	$843	$633	$3,565	$115	$766	$256	$10,275

The following table details the carrying value for loans and leases by portfolio segment based on the methodology used to evaluate the loans and leases for impairment as of December 31, 2011 and 2010:

(dollars in thousands)	Commercial Mortgage	Home Equity Lines and Loans	Residential Mortgage	Construction	Commercial and Industrial	Consumer	Leases	Total

As of December 31, 2011
Balance of loans and leases:
Individually evaluated for impairment	$—	$2,714	$8,146	$6,062	$2,393	$5	$—	$19,320
Collectively evaluated for impairment	407,095	205,172	298,018	45,696	264,286	11,424	30,390	1,262,081
Purchased credit-impaired*	12,035	31	314	1,086	525	—	—	13,991

Total	$419,130	$207,917	$306,478	$52,844	$267,204	$11,429	$30,390	$1,295,392

As of December 31, 2010
Balance of loans and leases:
Individually evaluated for impairment	$2,615	$749	$2,480	$1,875	$896	$—	$—	$8,615
Collectively evaluated for impairment	371,692	215,991	259,165	38,179	237,643	12,198	35,397	1,170,265
Purchased credit-impaired*	11,308	113	338	5,349	727	2	—	17,837

Total	$385,615	$216,853	$261,983	$45,403	$239,266	$12,200	$35,397	$1,196,717

*	Purchased credit-impaired loans are evaluated for impairment on an individual basis

As part of the process of allocating the allowance to the different segments of the loan and lease portfolio, Management considers certain credit quality indicators. For the commercial mortgage, construction and commercial and industrial loan segments, periodic reviews, at least quarterly, of the individual loans are performed by both in-house staff as well as external loan reviewers. The result of these reviews is reflected in the risk grade assigned to each loan. These internally assigned grades are as follows:

•	Pass – Loans considered to be satisfactory with no indications of deterioration.

•

Special mention—Loans classified as special mention have a potential weakness that deserves management's close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or of the institution's credit position at some future date.

•

Substandard—Loans classified as substandard are inadequately protected by the current net worth and payment capacity of the obligor or of the collateral pledged, if any. Substandard loans have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the institution will sustain some loss if the deficiencies are not corrected.

•

Doubtful—Loans classified as doubtful have all the weaknesses inherent in those classified as substandard, with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable.

In addition, the remaining segments of the loan and lease portfolio, which include residential mortgage, home equity lines and loans, consumer, and leases, are allocated portions of the allowance based on their performance status.

The following tables detail the carrying value of loans and leases by portfolio segment based on the credit quality indicators used to allocate the allowance for loan and lease losses as of December 31, 2011 and 2010:

Credit Risk Profile by Internally Assigned Grade

(dollars in thousands)	Commercial Mortgage		Construction		Commercial and Industrial		Total
As of December 31,	2011	2010	2011	2010	2011	2010	2011	2010
Pass	$414,250	$373,098	$38,367	$36,230	$260,050	$232,717	$712,667	$642,045
Special Mention	1,932	9,141	3,704	6,486	1,459	4,969	7,095	20,596
Substandard	2,948	1,680	10,521	2,687	5,523	735	18,992	5,102
Doubtful [1]	—	1,696	252	—	172	845	424	2,541

Total	$419,130	$385,615	$52,844	$45,403	$267,204	$239,266	$739,178	$670,284

[1]	Loans balances classified as "Doubtful" have been reduced by partial charge-offs, and are carried at their net realizable value.

Credit Risk Profile Based on Payment Activity

(dollars in thousands)	Residential Mortgage		Home Equity Lines and Loans		Consumer		Leases		Total
As of December 31,	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Performing	$303,250	$257,572	$205,239	$215,866	$11,424	$12,175	$30,235	$35,118	$550,148	$520,731
Non-performing	3,228	4,411	2,678	987	5	25	155	279	6,066	5,702

Total	$306,478	$261,983	$207,917	$216,853	$11,429	$12,200	$30,390	$35,397	$556,214	$526,433

G. Troubled Debt Restructurings ("TDRs"):

The restructuring of a loan is considered a "troubled debt restructuring" if both of the following conditions are met: (i) the borrower is experiencing financial difficulties, and (ii) the creditor has granted a concession. The most common concessions granted include one or more modifications to the terms of the debt, such as (a) a reduction in the interest rate for the remaining life of the debt, (b) an extension of the maturity date at an interest rate lower than the current market rate for new debt with similar risk, (c) a temporary period of interest-only payments, (d) a reduction in the contractual payment amount for either a short period or remaining term of the loan, or (e) for leases, a reduced lease payment. A less common concession granted is the forgiveness of a portion of the principal.

The determination of whether a borrower is experiencing financial difficulties takes into account not only the current financial condition of the borrower, but also the potential financial condition of the borrower, were a concession not granted. Similarly, the determination of whether a concession has been granted is very subjective in nature. For example, simply extending the term of a loan at its original interest rate or even at a higher interest rate could be interpreted as a concession unless the borrower could readily obtain similar credit terms from a different lender.

The Corporation has adopted the provisions of Accounting Standards Update ("ASU") No. 2011-02, "Receivables (Topic 310)—A Creditor's Determination of Whether a Restructuring Is a Troubled Debt Restructuring." As such, the Corporation reassessed all loan and lease modifications occurring since January 1, 2011 for identification as troubled debt restructurings. The reassessment of all loan and lease modifications since January 1, 2011 did not uncover any previously undisclosed TDRs.

The following table presents the balance of TDRs as of the indicated dates:

(dollars in thousands)	December 31, 2011	December 31, 2010
TDRs included in nonperforming loans and leases	$4,300	$1,879
TDRs in compliance with modified terms	7,166	4,693

Total TDRs	$11,466	$6,572

The following table presents information regarding loan and lease modifications categorized as Troubled Debt Restructurings for the twelve months ended December 31, 2011:

(dollars in thousands)	Number of Contracts	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
Residential	2	$674	$674
Commercial and industrial	3	478	478
Construction	2	4,430	4,430
Leases	11	157	157

Total	18	$5,739	$5,739

The following table presents information regarding the types of loan and lease modifications made for the twelve months ended December 31, 2011:

	Number of Contracts
	Interest Rate Change	Loan Term Extension	Interest Rate Change and Term Extension	Interest Rate Change with Interest-Only Period	Contractual Payment Reduction (Leases only)
Residential	—	—	1	1
Commercial and industrial	—	—	2	1	—
Construction	—	2	—	—	—
Leases	—	—	—	—	11

Total	—	2	3	2	11

During the twelve months ended December 31, 2011, there were no defaults of loans or leases that had been previously modified to Troubled Debt Restructurings.

H. Impaired Loans

The following tables detail the recorded investment and principal balance of impaired loans by portfolio segment, their related allowance for loan and lease losses and interest income recognized for the twelve months ended December 31, 2011 and 2010 (purchased credit-impaired loans are not included in the tables):

(dollars in thousands) As of or for the twelve months ended December 31, 2011	Recorded Investment**	Principal Balance	Related Allowance	Average Principal Balance	Interest income recognized	Cash-Basis Interest Income Recognized
Impaired loans with related allowance:
Home equity lines and loans	$448	$456	$75	$456	$1	$—
Residential mortgage	2,654	2,682	358	2,696	130	—
Construction	4,853	6,054	640	6,478	73	—
Commercial and industrial	1,568	2,160	248	2,199	32	—

Total	9,523	11,352	1,321	11,829	236	—

Impaired loans* without related allowance:						—
Home equity lines and loans	2,266	2,310	—	2,316	46	—
Residential mortgage	5,492	5,863	—	5,865	191	—
Construction	1,209	1,213	—	1,326	56	—
Commercial and industrial	825	855	—	1,031	20	—
Consumer loans	5	5	—	6	1	—

Total	9,797	10,246	—	10,544	314	—

Grand total	$19,320	$21,598	$1,321	$22,373	$550	$—

*	The table above does not include the recorded investment of $680 thousand of impaired leases without a related allowance for loan and lease losses.
**	Recorded investment equals principal balance less partial charge-offs and interest payments on non-performing loans that have been applied to principal.

(dollars in thousands) As of or for the twelve months ended December 31, 2010	Recorded Investment**	Principal Balance	Related Allowance	Average Principal Balance	Interest income recognized	Cash-Basis Interest Income Recognized
Impaired loans with related allowance:
Commercial mortgage	$1,696	$2,285	$110	$2,287	$116	$—
Home equity lines and loans	749	1,099	390	1,078	22	—
Residential mortgage	2,480	2,480	56	2,480	—	—
Commercial and industrial	1,514	4,294	123	4,318	83	—

Total	6,439	10,158	679	10,163	221	—

Impaired loans* without related allowance:						—
Commercial mortgage	158	158	—	160	1	—
Home equity lines and loans	273	279	—	280	8	—
Residential mortgage	4,841	5,170	—	5,109	194	—
Commercial and industrial	323	500	—	501	11	—
Consumer loans	25	26	—	26	1	—

Total	5,620	6,133	—	6,076	215	—

Grand total	$12,059	$16,291	$679	$16,239	$436	$—

*	The table above does not include the recorded investment of $1.3 million of impaired leases without a related allowance for loan and lease losses.
**	Recorded investment equals principal balance less partial charge-offs and interest payments on non-performing loans that have been applied to principal.

Other Real Estate Owned	12 Months Ended
Dec. 31, 2011
Other Real Estate Owned [Abstract]
Other Real Estate Owned

6. OTHER REAL ESTATE OWNED

Other real estate owned ("OREO") consists of properties acquired as a result of deed in-lieu-of foreclosure and foreclosures. Properties or other assets are classified as OREO and are reported at the lower of carrying value or fair value, less estimated costs to sell. Costs relating to the development or improvement of assets are capitalized, and costs relating to holding the property are charged to expense. The Corporation had $549 thousand in OREO assets at December 31, 2011.

The summary of the change in other real estate owned, which is included as a component of other assets on the Corporation's Consolidated Balance Sheets, is as follows:

	December 31,
(dollars in thousands)	2011	2010
Balance January 1	$2,527	$1,025
Additions	1,163	3,124
Capitalized cost	—	244
Impairment of OREO	(251)	(381)
Sales	(2,890)	(1,485)

Balance December 31	$549	$2,527

Premises And Equipment	12 Months Ended
Dec. 31, 2011
Premises And Equipment [Abstract]
Premises And Equipment

7. PREMISES AND EQUIPMENT

A. A summary of premises and equipment is as follows:

	December 31,
(dollars in thousands)	2011	2010
Land	$5,369	$5,369
Buildings	22,973	21,478
Furniture and equipment	21,129	20,001
Leasehold improvements	11,575	10,883
Construction in progress	25	531
Less: accumulated depreciation	(31,743)	(29,104)

Total	$29,328	$29,158

Depreciation and amortization expense related to the assets detailed in the above table for the years ended December 31, 2011, 2010, and 2009 amounted to $2.8 million, $2.3 million, and $1.9 million, respectively.

B. Future minimum cash rent commitments under various operating leases as of December 31, 2011 are as follows:

(dollars in thousands)
2012	$2,161
2013	2,042
2014	1,814
2015	1,818
2016	1,723
2017 and thereafter	25,421

Rent expense on leased premises and equipment for the years ended December 31, 2011, 2010 and 2009 amounted to $2.2 million, $1.6 million, and $1.3 million, respectively.

Mortgage Servicing Rights	12 Months Ended
Dec. 31, 2011
Mortgage Servicing Rights [Abstract]
Mortgage Servicing Rights

8. MORTGAGE SERVICING RIGHTS ("MSR"s)

A. The following summarizes the Corporation's activity related to MSRs for the years ended December 31:

(dollars in thousands)	2011	2010	2009
Balance, January 1	$4,925	$4,059	$2,205
Additions	651	1,819	2,570
Amortization	(749)	(923)	(853)
(Impairment) recovery	(786)	(30)	137

Balance, December 31	$4,041	$4,925	$4,059

Fair value	$4,041	$5,815	$4,807

Loans serviced for others	$574,422	$605,485	$514,875

B. The following summarizes the Corporation's activity related to changes in the impairment valuation allowance of MSRs for the years ended December 31:

(dollars in thousands)	2011	2010	2009
Balance, January 1	$(596)	$(566)	$(703)
Impairment	(800)	(390)	(205)
Recovery	14	360	342

Balance, December 31	$(1,382)	$(596)	$(566)

C. Other MSR Information – At December 31, 2011, key economic assumptions and the sensitivity of the current fair value of MSRs to immediate 10 and 20 percent adverse changes in those assumptions are as follows:

(dollars in thousands)
Fair value amount of MSRs	$4,041
Weighted average life (in years)	4.0
Prepayment speeds (constant prepayment rate)*	18.8%
Impact on fair value:
10% adverse change	$(242)
20% adverse change	$(461)
Discount rate	10.25%
Impact on fair value:
10% adverse change	$(118)
20% adverse change	$(228)

*	Represents the weighted average prepayment rate for the life of the MSR asset.

At December 31, 2011, 2010 and 2009, the fair value of the mortgage MSRs is $4.0 million, $5.8 million, and $4.8 million, respectively. The fair value of the MSRs for these dates was determined using a third-party valuation model that calculates the present value of estimated future servicing income. The model incorporates assumptions that market participants use in estimating future net servicing income, including estimates of prepayment speeds and discount rates. Mortgage loan prepayment speed is the annual rate at which borrowers are forecasted to repay their mortgage loan principal and is based on historical experience. The discount rate is used to determine the present value of future net servicing income. Another key assumption in the model is the required rate of return the market would expect for an asset with similar risk. Both assumptions can, and generally will, change quarterly valuations as market conditions and interest rates change.

These assumptions and sensitivities are hypothetical and should be used with caution. As the figures indicate, changes in fair value based on a 10% variation in assumptions generally cannot be extrapolated because the relationship of the change in assumptions to the change in fair value may not be linear. Also, the effect of a variation in a particular assumption on the fair value of the MSRs is calculated without changing any other assumption. In reality, changes in one factor may result in changes in another, which could magnify or counteract the sensitivities.

Deposits	12 Months Ended
Dec. 31, 2011
Deposits [Abstract]
Deposits

9. DEPOSITS

A. The following table details the components of deposits:

	As of December 31,
(dollars in thousands)	2011	2010
Savings	$130,613	$134,163
NOW accounts*	233,562	234,107
Market rate accounts*	458,902	407,936
Time deposits, less than $100	125,341	144,410
Time deposits, $100 or more	83,992	101,259
Wholesale time deposits	23,550	37,201

Total interest-bearing deposits	1,055,960	1,059,076
Non-interest-bearing deposits	326,409	282,356

Total deposits	$1,382,369	$1,341,432

*	Includes other wholesale deposits.

The aggregate amount of deposit overdrafts included as loans as of December 31, 2011 and 2010 were $505 thousand and $740 thousand, respectively.

B. The following tables detail the maturities of time deposits:

	As of December 31, 2011
(dollars in thousands)	$100 or more	Less than $100
Maturing during:
2012	$68,332	$86,479
2013	9,999	26,907
2014	2,545	5,752
2015	1,403	3,296
2016	1,713	2,894
2017 and thereafter	—	13

Total	$83,992	$125,341

C. The following tables detail the maturities of wholesale time deposits:

	As of December 31, 2011
(dollars in thousands)	$100 or more	Less than $100
Maturing during:
2012	$17,540	$627
2013	—	—
2014	5,383	—
2015	—	—
2016	—	—
2017 and thereafter	—	—

Total	$22,923	$627

Short-Term And Other Borrowings	12 Months Ended
Dec. 31, 2011
Short-Term And Other Borrowings [Abstract]
Short-Term And Other Borrowings

10. SHORT-TERM AND OTHER BORROWINGS

A. Short-term borrowings – As of December 31, 2011 and 2010, the Corporation had $12.9 million and $10.1 million of short-term (original maturity of one year or less) borrowings, respectively, which consisted solely of funds obtained from overnight repurchase agreements with commercial customers.

A summary of short-term borrowings is as follows:

(dollars in thousands)	2011	2010
Overnight fed funds	$—	$—
Repurchase agreements	12,863	10,051

Total short-term borrowings	$12,863	10,051

The following table sets forth information concerning short-term borrowings:

(dollars in thousands)	2011	2010
Balance at year-end	$12,863	$10,051
Maximum amount outstanding at any month-end	23,326	12,127
Average balance outstanding during the year	11,380	5,839
Weighted-average interest rate:
As of year-end	0.15%	0.25%
Paid during the year	0.21%	0.28%

Average balances outstanding during the year represent daily average balances and average interest rates represent interest expense divided by the related average balance.

B. FHLB Advances and Other Borrowings:

As of December 31, 2011 and 2010, the Corporation had $147.8 million and $160.1 million, respectively, of other borrowings, consisting mainly of advances from FHLB as well as a $1.9 million commercial mortgage on its Wealth Management Division's offices located in Bryn Mawr, PA and an $11.8 million term loan originated to fund the extinguishment of the Corporation's Junior Subordinated Debentures detailed in Note 12, below. Both of the aforementioned loans are from correspondent banks.

The following table presents the remaining periods until maturity of the FHLB advances and other borrowings:

	As of December 31,
(dollars in thousands)	2011	2010
Within one year	$39,276	$63,680
Over one year through five years	85,238	72,980
Over five years through ten years	22,253	22,345
Over ten years	1,028	1,139

Total	$147,795	$160,144

The following table presents rate and maturity information on FHLB advances and other borrowings:

	Maturity Range*		Weighted Average Rate	Interest Rate		Balance at December 31,
Description	From	To		From	To	2011	2010
Fixed amortizing	08/03/12	12/29/15	3.59%	3.19%	3.95%	$10,535	$19,028
Adjustable amortizing**	12/31/16	01/29/29	3.25%	2.88%	5.50%	13,692	2,000
Bullet maturity	03/05/12	05/19/16	2.64%	1.19%	4.12%	75,500	65,500
Convertible-fixed	12/11/12	08/20/18	2.01%	1.24%	2.62%	48,068	73,616

Total						$147,795	$160,144

*	Maturity range refers to December 31, 2011 balances
**	Loans from correspondent banks other than FHLB

Included in the table above as of December 31, 2011 and 2010 are $48.1 million and $73.6 million, respectively, of FHLB advances whereby the FHLB has the option, at predetermined times, to convert the fixed interest rate to an adjustable interest rate indexed to the London Interbank Offered Rate ("LIBOR"). The Corporation has the option to prepay these advances, without penalty, if the FHLB elects to convert the interest rate to an adjustable rate. As of December 31, 2011, substantially all the FHLB advances with this convertible feature are subject to conversion in fiscal 2012. These advances are included in the periods in which they mature, rather than the period in which they are subject to conversion.

C. Other FHLB Information – The Corporation had a maximum borrowing capacity ("MBC") with the FHLB of approximately $657.7 million as of December 31, 2011 of which the unused capacity was $514.7 million at December 31, 2011. In addition there were $64.0 million in overnight federal funds line and $67.5 million of Federal Reserve Discount Window capacity. In connection with its FHLB borrowings, the Corporation is required to hold the capital stock of the FHLB. The amount of capital stock held was $11.6 million at December 31, 2011, and $14.2 million at December 31, 2010. The carrying amount of the FHLB stock approximates its redemption value. On December 23, 2008, the FHLB announced that it would voluntarily suspend the payment of dividends and the repurchase of excess capital stock until further notice. There were no dividends paid on FHLB stock in 2011 or 2010, however, capital stock redemptions resumed in 2010. Capital stock repurchases during the twelve months ended December 31, 2011 and December 31, 2010 totaled $2.6 million and $749 thousand, respectively.

The level of required investment in FHLB stock is based on the balance of outstanding loans the Corporation has from the FHLB. Although FHLB stock is a financial instrument that represents an equity interest in the FHLB, it does not have a readily determinable fair value. FHLB stock is generally viewed as a long-term investment. Accordingly, when evaluating FHLB stock for impairment, its value should be determined based on the ultimate recoverability of the par value rather than by recognizing temporary declines in value. The Corporation regularly reviews financial statements filed by the FHLB. The most recent financial information available as of February 22, 2012 indicates an increase in the FHLB's net income as well as its capital ratios. In addition, credit-related other-than-temporary impairments have declined for the year ended December 31, 2011, as compared to the same period in 2010. Management believes that these indicators, as well as the fact that the FHLB has resumed redemption of its capital stock and has declared a dividend payable in 2012, support the Corporation's assessment that its investment in FHLB capital stock is not other-than-temporarily impaired.

Subordinated Debentures	12 Months Ended
Dec. 31, 2011
Subordinated Debentures [Abstract]
Subordinated Debentures

11. SUBORDINATED DEBENTURES

The Corporation issued an aggregate of $15 million in subordinated debentures in July and August 2008. This subordinated debenture has a floating interest rate, which resets quarterly at 90 day LIBOR plus 3.75%, has a maturity of 10 years, and can be prepaid at the end of 5 years with no prepayment penalty. At December 31, 2011, the rate was 4.30% and will next reset on March 15, 2012. Interest is payable quarterly and principal is due September 15, 2018.

In April 2009, the Corporation raised an additional $7.5 million in subordinated debentures. These subordinated debentures bear an interest rate at a rate per annum equal to the 90 day LIBOR rate plus 5.75% and is adjusted quarterly. Interest is payable quarterly and principal is due on June 15, 2019. The rate of interest is capped at 10.0% per annum during the first 5 years of the term. At December 31, 2011, rate was 6.30% and will next reset on March 15, 2012.

Subordinated debentures qualify as Tier II regulatory capital for the first five years from the date of issuance and thereafter are discounted as the subordinated debentures approach maturity, with one fifth of the original amount excluded from Tier II capital each year during the last five years before maturity. When the remaining maturity is less than one year, the subordinated debentures are excluded from Tier II capital. Unamortized subordinated debenture issuance costs were $258 thousand and $296 thousand at December 31, 2011 and 2010, respectively. These costs are amortized over the term of the debt, as an adjustment to the yield.

Junior Subordinated Debentures	12 Months Ended
Dec. 31, 2011
Junior Subordinated Debentures [Abstract]
Junior Subordinated Debentures

12. JUNIOR SUBORDINATED DEBENTURES

In connection with the FKF Merger, the Corporation acquired FKF Capital Trust I (the "Trust"), a trust formed under Delaware law that became an unconsolidated subsidiary of the Corporation. On August 21, 1997, the Trust had issued $16.2 million of preferred securities (the "Preferred Securities") at an interest rate of 9.7%, with a scheduled maturity of August 15, 2027. Simultaneously, the proceeds from the issue, along with $502 thousand of cash were invested in junior subordinated debentures (the "Debentures") that were assumed by the Corporation. On November 15, 2001 and June 25, 2008, FKF purchased $3.5 million and $1.5 million, respectively, of the Preferred Securities.

On December 19, 2011, the Corporation elected to prepay, in full, the Debentures. Simultaneously, the Trust called the Preferred Securities. Funding for the prepayment was obtained through an adjustable-rate term loan indexed to LIBOR.

Disclosure About Fair Value Of Financial Instruments	12 Months Ended
Dec. 31, 2011
Disclosure About Fair Value Of Financial Instruments [Abstract]
Disclosure About Fair Value Of Financial Instruments

13. DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

FASB ASC 825, "Disclosures about Fair Value of Financial Instruments" requires disclosure of the fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate such value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other market value techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. The aggregate fair value amounts presented below do not represent the underlying value of the Corporation.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Cash and Cash Equivalents

The carrying amounts reported in the balance sheet for cash and cash equivalents approximate their fair values.

Investment Securities Available for Sale

Estimated fair values for investment securities are generally valued by an independent third party based on market data utilizing pricing models that vary by asset and incorporate available trade, bid and other market information. Management reviews, annually, the process utilized by its independent third-party valuation experts. On a quarterly basis, Management tests the validity of the prices provided by the third party by selecting a representative sample of the portfolio and obtaining actual trade results, or if actual trade results are not available, competitive broker pricing. See Note 4 of the Notes to Consolidated Financial Statements for more information.

Loans Held for Sale

The fair value of loans held for sale is based on pricing obtained from secondary markets.

Net Portfolio Loans and Leases

For variable rate loans that reprice frequently and which have no significant change in credit risk, estimated fair values are based on carrying values. Fair values of certain mortgage loans and consumer loans are estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality and is indicative of an entry price. The estimated fair value of nonperforming loans is based on discounted estimated cash flows as determined by the internal loan review of the Bank or the appraised market value of the underlying collateral, as determined by independent third party appraisers. This technique does not reflect an exit price as contemplated in Note 4 of the Notes to Consolidated Financial Statements.

Mortgage Servicing Rights

The fair value of the MSRs for these periods was determined using a third-party valuation model that calculates the present value of estimated future servicing income. The model incorporates assumptions that market participants use in estimating future net servicing income, including estimates of prepayment speeds and discount rates.

Other Assets

The carrying amount of accrued interest receivable, income taxes receivable and other investments approximates fair value.

Deposits

The estimated fair values disclosed for noninterest-bearing demand deposits, savings, NOW accounts, and Market Rate accounts are, by definition, equal to the amounts payable on demand at the reporting date (i.e., their carrying amounts). Fair values for certificates of deposit are estimated using a discounted cash flow calculation that applies interest rates currently being offered on certificates to a schedule of expected monthly maturities on the certificate of deposit. FASB Codification 825 defines the fair value of demand deposits as the amount payable on demand as of the reporting date and prohibits adjusting estimated fair value from any value derived from retaining those deposits for an expected future period of time.

Short-term borrowings

The carrying amount of short-term borrowings, which include overnight repurchase agreements approximate their fair value.

FHLB Advances and Other Borrowings

The fair value of FHLB advances and other borrowings, which include a $1.9 million commercial mortgage loan and an $11.8 million term loan, is established using a discounted cash flow calculation that applies interest rates currently being offered on mid-term and long term borrowings.

Subordinated Debentures

The fair value of subordinated debentures is established using a discounted cash flow calculation that applies interest rates currently being offered on comparable borrowings.

Junior Subordinated Debentures

The carrying amounts reported in the balance sheet for junior subordinated debentures approximate their fair values, and are based in part on the call price of the instruments.

Other Liabilities

The carrying amounts of accrued interest payable and other accrued payables approximate fair value.

Off-Balance Sheet Instruments

Estimated fair values of the Corporation's commitments to extend credit, standby letters of credit and financial guarantees are not included in the table below as their carrying values generally approximate their fair values. These instruments generate fees that approximate those currently charged to originate similar commitments.

The carrying amount and estimated fair value of the Corporation's financial instruments are as follows:

	As of December 31,
	2011		2010
(dollars in thousands)	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
Financial assets:
Cash and cash equivalents	69,140	69,140	89,484	89,484
Investment securities AFS	272,317	272,317	317,052	317,052
Loans held for sale	1,588	1,667	4,838	4,874
Net portfolio loans and leases	1,282,639	1,311,058	1,186,442	1,204,056
Mortgage servicing rights	4,041	4,041	4,925	5,815
Other assets	23,261	23,261	25,853	25,853

Total financial assets	$1,652,986	$1,681,485	$1,628,594	$1,647,134

Financial liabilities:
Deposits	$1,382,369	$1,382,865	$1,341,432	$1,342,294
Short-term borrowings	12,863	12,863	10,051	10,051
FHLB advances and other borrowings	147,795	151,767	160,144	163,693
Subordinated debentures	22,500	21,511	22,500	22,732
Jr. subordinated debentures	—	—	12,029	12,029
Other liabilities	23,467	23,467	24,174	24,174

Total financial liabilities	$1,588,994	$1,592,473	$1,570,330	$1,574,973

Fair Value Measurement	12 Months Ended
Dec. 31, 2011
Fair Value Measurement [Abstract]
Fair Value Measurement

14. FAIR VALUE MEASUREMENT

FASB ASC 820, "Fair Value Measurement" establishes a fair value hierarchy based on the nature of data inputs for fair value determinations, under which the Corporation is required to value each asset using assumptions that market participants would utilize to value that asset. When the Corporation uses its own assumptions it is required to disclose additional information about the assumptions used and the effect of the measurement on earnings or the net change in assets for the period.

The value of the Corporation's available for sale investment securities, which include obligations of the U.S. government and its agencies, mortgage-backed securities issued by U.S. government- and U.S. government sponsored agencies, obligations of state and political subdivisions, corporate bonds, other debt securities, as well as bond mutual funds are determined by an independent third party. The Corporation performs tests to assess the validity of these third-party values. The third party's evaluations are based on market data. They utilize evaluated pricing models that vary by asset and incorporate available trade, bid and other market information. For securities that do not trade on a daily basis, their pricing models apply available information such as benchmarking and matrix pricing. The market inputs normally sought in the evaluation of securities include benchmark yields, reported trades, broker/dealer quotes (only obtained from market makers or broker/dealers recognized as market participants), issuer spreads, two-sided markets, benchmark securities, bid, offers and reference data. For certain securities, additional inputs may be used or some market inputs may not be applicable. Inputs are prioritized differently on any given day based on market conditions.

U.S. Government agencies are evaluated and priced using multi-dimensional relational models and option adjusted spreads. State and municipal securities are evaluated on a series of matrices including reported trades and material event notices. Mortgage-backed securities are evaluated using matrix correlation to treasury or floating index benchmarks, prepayment speeds, monthly payment information and other benchmarks. Other available-for-sale investments are evaluated using a broker-quote based application, including quotes from issuers.

The value of the investment portfolio is determined using three broad levels of inputs:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active and model derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 – Instruments whose significant value drivers are unobservable.

These levels are not necessarily an indication of the risks or liquidity associated with these investments. The following tables summarize the assets at December 31, 2011 and 2010 that are recognized on the Corporation's balance sheet using fair value measurement determined based on the differing levels of input.

Fair value of assets measured on a recurring basis for the year ended December 31, 2011:

(dollars in millions)	Total	Level 1	Level 2	Level 3
Investments:
Obligations of U.S. government & agencies	$104.6	$—	$104.6	$—
Obligations of state & political subdivisions	8.4	—	8.4	—
Mortgage-backed securities	97.8	—	97.8	—
Collateralized mortgage obligations	32.6	—	32.6	—
Corporate bonds	12.7	—	12.7	—
Bond – mutual funds	11.9	11.9	—	—
Investment certificate of deposit	2.4	—	2.4	—
Other debt securities	1.9	—	1.9	—

Total assets measured on a recurring basis at fair value	$272.3	$11.9	$260.4	$—

Fair value of assets measured on a non-recurring basis at December 31, 2011:

(dollars in millions)	Total	Level 1	Level 2	Level 3
Mortgage servicing rights	$4.0	$—	$4.0	$—
Impaired loans and leases	18.7	—	18.7	—
OREO and other repossessed property	0.5	—	0.5	—

Total assets measured at fair value on a non-recurring basis	$23.2	$—	$23.2	$—

Fair value of assets measured on a recurring basis for the year ended December 31, 2010:

(dollars in millions)	Total	Level 1	Level 2	Level 3
Investments:
Obligations of U.S. government & agencies	$156.6	$—	$156.6	$—
U.S. Treasury obligations	5.1	5.1	—	—
State & political subdivisions	32.3	—	32.3	—
Mortgage backed securities	73.5	—	73.5	—
Collateralized mortgage obligations	2.1	—	2.1	—
Corporate bonds	10.6	—	10.6	—
Other equity investments	0.3	0.3	—	—
Bond – mutual funds	34.7	34.7	—	—
Other debt securities	1.8	—	1.8	—

Total assets measured on a recurring basis at fair value	$317.0	$40.1	$276.9	$—

Fair value of assets measured on a non-recurring basis at December 31, 2010:

(dollars in millions)	Total	Level 1	Level 2	Level 3
Mortgage servicing rights	$0.7	$—	$0.7	$—
Impaired loans and leases	12.7	—	12.7	—
OREO and other repossessed property	2.5	—	2.5	—

Total assets measured at fair value on a non-recurring basis	$15.9	$—	$15.9	$—

As of December 31, 2011 and 2010, the Corporation did not have any assets whose fair value was determined using level 3 inputs; hence, no roll-forward of the level 3 assets is presented here. In addition, no transfer of assets between levels has occurred during the twelve months ended December 31, 2011 or 2010.

401(k) Plan	12 Months Ended
Dec. 31, 2011
401(k) Plan [Abstract]
401(k) Plan

15. 401(K) PLAN

The Corporation has a qualified defined contribution plan for all eligible employees under which the Corporation contributes $1.00 for each $1.00 that an employee contributes up to a maximum of 3.0% of the employee's base salary. The Corporation's expenses for the 401(K) Plan were $618 thousand, $570 thousand and $503 thousand in 2011, 2010 and 2009, respectively.

Effective April 1, 2008, an amendment was made to the 401(K) Plan to provide for a new class of immediately vested discretionary, non-matching employer contribution. The Corporation's expense for the non-matching discretionary contribution was $652 thousand, $769 thousand and $589 thousand, for the twelve month periods ending December 31, 2011, 2010 and 2009, respectively.

Pension And Postretirement Benefit Plans	12 Months Ended
Dec. 31, 2011
Pension And Postretirement Benefit Plans [Abstract]
Pension And Postretirement Benefit Plans

16. PENSION AND POSTRETIREMENT BENEFIT PLANS

A. General Overview – The Corporation has three defined benefit pension plans, the qualified defined benefit plan ("QDBP") which covers all employees over age 20 1/2 who meet certain service requirements and two non-qualified defined benefit pension plans ("SERP") which are restricted to certain officers of the Corporation.

On February 12, 2008, the Corporation amended the QDBP to cease further accruals of benefits effective March 31, 2008, and amended the 401(K) Plan to provide non-matching employer contributions mentioned previously.

The original SERP was restricted and frozen to certain officers of the Corporation and provided each participant the equivalent pension benefit on any compensation which exceeded the IRS limits and bonus deferrals made by eligible individuals.

Additionally, effective April 1, 2008, the Corporation added a new SERP which includes certain officers of the Corporation. This new SERP provides that each participant shall receive a pension benefit equal to what the QDBP would have provided at retirement, reduced by the actuarially equivalent value of the immediately vested discretionary, non-matching employer contribution to the 401(K) Plan made on his or her behalf and their respective QDBP benefit.

The Corporation also has a postretirement benefit plan ("PRBP") that covers certain retired employees and a group of current employees. The PRBP was closed to new participants in 1994. In 2007, the Corporation amended the PRBP to allow for settlement of obligations to certain current and retired employees. Certain retired participant obligations were settled in 2007 and current employee obligations were settled in 2008.

The following table provides information with respect to our QDBP, SERP, and PRBP, including benefit obligations and funded status, net periodic pension costs, plan assets, cash flows, amortization information and other accounting items.

B. Actuarial Assumptions used to determine benefit obligations for the years ended December 31:

	QDBP		SERP*		PRBP
	2011	2010	2011	2010	2011	2010
Discount rate	4.20%	5.30%	4.20%	5.30%	4.20%	5.30%
Rate of increase for future compensation	N/A	N/A	3.50%	3.50%	N/A	N/A
Expected long-term rate of return on plan assets	7.50%	7.50%	N/A	N/A	N/A	N/A

C. Changes in Benefit Obligations and Plan Assets:

	QDBP		SERP*		PRBP
(dollars in thousands)	2011	2010	2011	2010	2011	2010
Change in benefit obligations
Benefit obligation at January 1	$32,574	$30,540	$4,326	$4,339	$998	$930
Service cost	—	—	230	185	—	—
Interest cost	1,708	1,722	248	224	48	58
Plan participants contribution	—	—	—	—	21	13
Actuarial (gain) loss	5,458	1,852	1,204	(278)	9	164
Benefits paid	(1,684)	(1,540)	(146)	(144)	(163)	(167)

Benefit obligation at December 31	$38,056	$32,574	$5,862	$4,326	$913	$998

Change in plan assets
Fair value of plan assets at January 1	$30,395	$28,745	$—	$—	$—	$—
Actual return (loss) on plan assets	(416)	3,190	—	—	—	—
Employer contribution	10,000	—	146	144	142	154
Plan participants' contribution	—	—	—	—	21	13
Benefits paid	(1,684)	(1,540)	(146)	(144)	(163)	(167)

Fair value of plan assets at December 31	$38,295	$30,395	$—	$—	$—	$—

Funded status at year end (plan assets less benefit obligations)	$239	$(2,179)	$(5,862)	$(4,326)	$(913)	$(998)

Amounts included in the consolidated balance sheet as other assets (liabilities) and accumulated other comprehensive income including the following:
Prepaid benefit cost/(accrued liability)	$17,131	$7,524	$(3,162)	$(2,698)	$(265)	$(312)
Net actuarial loss	(16,892)	(9,703)	(1,763)	(608)	(622)	(689)
Prior service cost	—	—	(937)	(1,020)	—	55
Unrecognized net initial obligation	—	—	—	—	(26)	(52)

Net amount recognized	$239	$(2,179)	$(5,862)	$(4,326)	$(913)	$(998)

*	Includes SERP I and SERP II which are combined for disclosure purposes.

D. The following tables provide the components of net periodic pension costs for the years ended December 31:

QDBP Net Periodic Pension Cost

(dollars in thousands)	2011	2010	2009
Service cost	$—	$—	$—
Interest cost	1,708	1,722	1,738
Expected return on plan assets	(2,214)	(2,099)	(1,905)
Amortization of prior service cost	—	—	—
Amortization of net actuarial loss	899	768	945
Curtailment	—	—	—

Net periodic pension cost	$393	$391	$778

SERP Net Periodic Pension Cost

(dollars in thousands)	2011	2010	2009
Service cost	$230	$185	$194
Interest cost	248	224	215
Amortization of prior service cost	82	87	120
Amortization of net actuarial loss	49	26	26

Net periodic pension cost	$609	$522	$555

PRBP Net Periodic Pension Cost

(dollars in thousands)	2011	2010	2009
Service cost	$—	$—	$—
Interest cost	48	58	59
Settlement	—	—	—
Amortization of transition obligation	26	26	26
Amortization of prior service cost	(55)	(138)	(138)
Amortization of net actuarial loss	77	86	77

Net periodic pension cost	$96	$32	$24

E. Plan Assets:

	Asset Allocation Range	Percentage of QDBP Plan Assets at December 31
		2011	2010
Asset Category
Equity securities*	50% —65%	45%	63%
Debt securities	30% —45%	29%	37%
Cash reserves**	1% —5%	26%	—

Total		100%	100%

*	Includes Bryn Mawr Bank Corporation common stock in the amount of $614 thousand or 1.6% and $550 thousand or 1.8% at December 31, 2011 and 2010, respectively.
**	Cash reserves and other categories are out of policy range due to a $10 million cash contribution made at the end of 2011 that had not been fully invested as of December 31, 2011

The expected rate of return on plan assets in the QDBP was selected by the Corporation after consultation with its actuary, and is based in part on long term historical rates of return and various actuarial assumptions. The discount rate was also selected by the Corporation after consultation with its actuary, and is based in part upon the current yield of a portfolio of long term investment grade securities.

The investment strategy of the QDBP is to maintain the investment ranges listed above. The target ranges are to be periodically reviewed based on the prevailing market conditions. Any modification to the current investment strategy must be ratified by the Executive Committee of the Corporation's Board of Directors. The QDBP is allowed to retain approximately 2.5% of Bryn Mawr Bank Corporation common stock.

The Corporation's overall investment strategy is to achieve a mix of approximately 60% investments for long-term growth and 40% for production of current income. The target allocations for the plan are 60% equity securities comprised of a number of mutual funds managed with differing objectives and styles. The plan also holds shares of the Corporation's common stock. Fixed income obligations include corporate obligations, U.S. Treasury and Agency securities, along with fixed income mutual funds.

The following table summarizes the assets of the Pension Plan at December 31, 2011 determined by using three broad levels of inputs. See Note 14 for description of levels.

The fair value of the pension assets measured on a recurring basis as of December 31, 2011:

(dollars in thousands)	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$10,047	$10,047	$—	$—
Obligations of U.S. Treasury	517	—	517	—
Obligations of U.S. Government and agencies	722	—	722	—
Common stocks	614	614	—	—
Equity – mutual funds	16,653	16,653	—	—
Bond – mutual funds	9,742	9,742	—	—

Total assets measured on a recurring basis at fair value	$38,295	$37,056	$1,239	$—

The fair value of the pension assets measured on a recurring basis as of December 31, 2010:

(dollars in thousands)	Total	Level 1	Level 2	Level 3
Cash	$11	$11	$—	$—
Obligations of U.S. Treasury	530	—	530	—
Obligations of U.S. Government and agencies	1,743	—	1,743	—
Corporate bonds	352	—	352	—
Common stocks	550	550	—	—
Equity – mutual funds	19,103	19,103	—	—
Bond – mutual funds	7,919	7,919	—	—
Money market – mutual funds	187	187	—	—

Total assets measured on a recurring basis at fair value	$30,395	$27,770	$2,625	$—

F. Cash Flows

The following benefit payments, which reflect expected future services, are expected to be paid over the next ten years:

(dollars in thousands)	QDBP	SERP	PRBP
Fiscal year ending
2012	$1,752	$146	$141
2013	1,813	146	128
2014	1,820	150	116
2015	1,947	214	105
2016	1,970	216	94
2017-2021	$10,280	$1,055	$326

G. Other Pension and Post Retirement Benefit Information

In 2005, the Corporation placed a cap on the future annual benefit payable through the PRBP. This cap is equal to 120% of the 2005 annual benefit.

H. Expected Contribution to be Paid in the Next Fiscal Year

Based on the status of the Corporation's QDBP at December 31, 2011, no minimum funding requirement is anticipated for 2012. The 2012 expected contribution for the SERP is $146 thousand.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

17. INCOME TAXES

A. Components of Net Deferred Tax Asset:

	December 31,
(dollars in thousands)	2011	2010
Deferred tax assets:
Loan and lease loss reserve	$5,817	$5,194
Other reserves	977	2,467
Net operating loss carry-forward	2,568	2,707
Alternative minimum tax credits	568	568
Amortizing fair value adjustments, FKF Merger	3,848	3,539
Defined benefit plans	8,284	5,259

Total deferred tax asset	22,062	19,734

Deferred tax liabilities:
Other reserves	(26)	(258)
QDBP	(5,996)	(2,634)
Originated MSRs	(1,414)	(1,724)
Unrealized appreciation on investment securities	(964)	(567)

Total deferred tax liability	(8,400)	(5,183)

Total net deferred tax asset	$13,662	$14,551

Not included in the table above are deferred tax assets related to state tax net operating losses related to our leasing subsidiary of approximately $175 thousand as of December 31, 2011, for which we have recorded a full valuation allowance. Also, as of December 31, 2011, the Corporation has a $530 thousand capital loss carry-forward, for which it has recorded a 100% valuation allowance, due to the Corporation's limited access to instruments that would produce an offsetting capital gain.

B. The provision for income taxes consists of the following:

(dollars in thousands)	2011	2010	2009
Currently payable	$6,231	$4,790	$5,443
Deferred	3,370	(278)	57

Total	$9,601	$4,512	$5,500

C. Applicable income taxes differed from the amount derived by applying the statutory federal tax rate to income as follows:

(dollars in thousands)	2011	Tax Rate	2010	Tax Rate	2009	Tax Rate
Computed tax expense at statutory federal rate	$10,260	35.0%	$4,790	35.0%	$5,543	35.0%
Tax-exempt income	(395)	(0.8)%	(444)	(3.2)%	(300)	(1.9)%

Other, net	(264)	(1.4)%	166	1.2%	257	1.6%

Total income tax expense	$9,601	32.8%	$4,512	33.0%	$5,500	34.7%

D. Other Income Tax Information

In accordance with the provisions of ASC 740, "Accounting for Uncertainty in Income Taxes", the Corporation recognizes the financial statement benefit of a tax position only after determining that the Corporation would more likely than not sustain the position following an examination. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon settlement with the relevant tax authority. The Corporation applied these criteria to tax positions for which the statute of limitations remained open.

There were no reserves for uncertain tax positions recorded during the twelve months ended December 31, 2011, 2010 or 2009.

The Corporation is subject to income taxes in the U.S. federal jurisdiction, and in multiple state jurisdictions. The Corporation is no longer subject to U.S. federal income tax examination by tax authorities for the years before 2008.

The Corporation's policy is to record interest and penalties on uncertain tax positions as income tax expense. No interest or penalties were accrued in 2011.

As of December 31, 2011, the Corporation has net operating loss carry-forwards for federal income tax purposes of $7.3 million which are available to offset future federal taxable income through 2030. In addition, the Corporation has alternative minimum tax credits of $568 thousand, which are available to reduce future federal regular income taxes over an indefinite period.

As a result of the July 1, 2010 Merger with FKF, the Corporation succeeded to certain tax bad debt reserves that existed at FKF as of June 30, 2010. As of December 31, 2011, the Corporation had unrecognized deferred income taxes of $2.5 million with respect to these reserves. These reserves could be recognized as taxable income and create a current and/or deferred tax liability at the income tax rates then in effect if one of the following conditions occurs: (1) the Corporation's retained earnings represented by this reserve are used for distributions, in liquidation, or for any other purpose other than to absorb losses from bad debts; (2) the Corporation fails to qualify as a bank, as provided by the Internal Revenue Code; or (3) there is a change in federal tax law.

Stock-Based Compensation	12 Months Ended
Dec. 31, 2011
Stock-Based Compensation [Abstract]
Stock-Based Compensation

18. STOCK –BASED COMPENSATION

A. General Information

The Corporation permits the issuance of stock options, dividend equivalents, performance awards, stock appreciation rights, restricted stock and/or restricted stock units to employees and directors of the Corporation under several plans. The terms and conditions of awards under the plans are determined by the Corporation's Compensation Committee.

Prior to April 25, 2007, all shares authorized for grant as stock-based compensation were limited to grants of stock options. On April 25, 2007, the Shareholders approved the Corporation's "2007 Long-Term Incentive Plan" (the "2007 LTIP") under which a total of 428,996 shares of the Corporation's common stock were made available for award grants. On April 28, 2010, the Shareholders approved the Corporation's "2010 Long Term Incentive Plan" ("2010 LTIP") under which a total of 445,002 shares of the Corporation's common stock were made available for award grants.

The equity awards granted under the 2007 and 2010 LTIPs were authorized to be in the form of, among others, options to purchase the Corporation's common stock, restricted stock awards ("RSA"s) and performance stock awards ("PSA"s).

The fair value of the RSAs is based on the closing price on the day preceding the date of the grant.

The PSAs vest based on the Corporation's total shareholder return relative to the performance of the community bank index for the respective period. The amount of PSAs earned will not exceed 100% of the PSAs awarded. The fair value of the PSAs is calculated using the Monte Carlo Simulation method.

In connection with the Merger, 21,133 fully vested options which had been granted to former FKF employees were assumed by the Corporation.

The following table summarizes the remaining shares authorized to be granted for options, RSAs and PSAs:

	Shares Authorized for:
	Options Only	Options, RSAs or PSAs
Balance, December 31, 2008	10,189	180,482
Options granted – five year vesting	(10,189)	(158,993)
Options forfeited	—	17,500

Balance, December 31, 2009	—	38,989
Shares authorized – 2010 LTIP	—	445,002
Options authorized – FKF Merger	21,133	—
Options granted – fully vested	(21,133)	—
RSAs granted – four year cliff-vesting	—	(11,920)
PSAs granted – three year cliff-vesting	—	(60,767)
PSAs forfeited	—	500
Unexercised options expired	—	14,080
Balance, December 31, 2010	—	425,884
RSAs granted – four year cliff-vesting	—	(60,238)
PSAs granted – four year cliff-vesting	—	(17,085)
PSAs granted – three year cliff-vesting	—	(9,000)
Unexercised options expired	—	19,330
Unexercised options cancelled	—	19,464

Balance, December 31, 2011	—	378,355

B. Fair Value of Options Granted

The fair value of each option granted is estimated on the date of the grant using the Black-Scholes option pricing model with the following weighted-average assumptions used for grants issued during:

	2011	2010	2009
Expected dividend yield	—	3.24%	3.1%
Expected volatility of Corporation's stock	—	45.7%	29.4%
Risk-free interest rate	—	1.5%	3.2%
Expected life in years	—	6.0	7.0
Weighted average fair value of options granted	—	$5.42	$4.42

The expected dividend yield is based on the company's annual dividend amount as a percentage of the average stock price at the time of the grant. Expected life is equal to the mid-point of the average time to vest and the contractual term. Expected volatility of the Corporation's stock is based on the historic volatility of the Corporation's stock price. The risk-free interest rate is based on the zero-coupon U.S. Treasury interest rate ranging from one month to ten years and a period commensurate with the expected life of the option.

C. Other Stock Option Information – The following table provides information about options outstanding:

	For the Twelve Months Ended December 31,
	2011			2010			2009
	Shares	Weighted Average Exercise Price	Weighted Average Grant Date Fair Value	Shares	Weighted Average Exercise Price	Weighted Average Grant Date Fair Value	Shares	Weighted Average Exercise Price	Weighted Average Grant Date Fair Value
Options outstanding, beginning of period	993,710	$19.82	$4.44	1,012,896	$19.75	$4.41	901,814	$19.70	$4.31
Granted	—	—	—	21,133	$13.35	$5.42	169,182	$18.27	$4.42
Forfeited	(16,320)	$20.94	$4.79	(14,080)	$21.53	$4.87	—	—	—
Expired	(32,330)	$21.87	$5.04	—	—	—	(17,500)	$19.50	$4.25
Exercised	(68,590)	$14.08	$2.79	(26,239)	$10.97	$3.14	(40,600)	$12.68	$2.45

Options outstanding, end of period	876,470	$20.17	$4.49	993,710	$19.82	$4.45	1,012,896	$19.75	$4.41

The following table provides information related to options as of December 31, 2011:

	Options Outstanding		Options Exercisable
Range of Exercise Prices	Options Outstanding	Remaining Contractual Life	Number Exercisable At 12/31/10	Remaining Contractual Life	Weighted Average Exercise Price
$10.36 - $10.75	5,330	6.89 yrs	5,330	6.89 yrs	$10.36
$15.16 - $17.00	26,000	0.29 yrs	26,000	0.29 yrs	$16.25
$17.01 - $18.91	398,982	4.22 yrs	307,223	3.30 yrs	$18.50
$18.92 - $20.00	7,219	1.75 yrs	7,219	1.75 yrs	$19.47
$20.01 - $21.00	85,000	2.31 yrs	85,000	2.31 yrs	$20.47
$21.01 - $22.00	229,925	4.60 yrs	208,375	4.51 yrs	$21.55
$22.01 - $24.27	124,014	6.17 yrs	78,808	6.07 yrs	$24.11

	876,470	4.29 yrs	717,955	3.74 yrs	$20.10

The following table provides information about unvested options:

	For the Twelve Months Ended December 31,
	2011		2010		2009
	Shares	Weighted Average Grant Date Fair Value	Shares	Weighted Average Grant Date Fair Value	Shares	Weighted Average Grant Date Fair Value
Unvested options, beginning of period	249,574	$4.76	350,076	$4.78	237,172	$5.15
Granted	—	—	21,133	$5.42	169,182	$4.42
Vested	(74,739)	$4.82	(107,405)	$4.96	(56,278)	$5.22
Forfeited	(16,320)	$4.79	(14,230)	$4.87	—	—

Unvested options, end of period	158,515	$4.73	249,574	$4.76	350,076	$4.78

Proceeds, related tax benefits realized from options exercised and intrinsic value of options exercised were as follows:

	For the Twelve Months Ended December 31,
(dollars in thousands)	2011	2010	2009
Proceeds from strike price of value of options exercised	$966	$288	$514
Related tax benefit recognized	141	60	66

Proceeds of options exercised	$1,107	$348	$580

Intrinsic value of options exercised	$444	$460	$690

The following table provides information about options outstanding and exercisable options:

	As of December 31,
	2011		2010		2009
	Options Outstanding	Exercisable Options	Options Outstanding	Exercisable Options	Options Outstanding	Exercisable Options
Number	876,470	717,955	993,710	744,136	1,013,396	663,320
Weighted average exercise price	$20.17	$20.10	$19.82	$19.52	$19.75	$19.15
Aggregate intrinsic value	$549,495	$437,549	$260,320	$260,320	$167,536	$167,536
Weighted average contractual term	4.3 yrs	3.7 yrs	5.0 yrs	4.0 yrs	6.1 yrs	4.6 yrs

The unamortized stock based compensation expense on stock options at December 31, 2011 was $467 thousand which will be recognized over the next 25 months.

D. Restricted Stock Awards and Performance Stock Awards

The Corporation has granted restricted stock awards and Performance Stock Awards under the 2007 LTIP and 2010 LTIP Plans.

The compensation expense for the RSAs is measured based on the market price of the stock on the day prior to the grant date and is recognized on a straight line basis over the vesting period, accelerated for retirement eligibility. Stock restrictions are subject to alternate vesting for death and disability and retirement.

During 2011, the Corporation recognized $131 thousand of expense related to the Corporation's RSAs. As of December 31, 2011, there was $526 thousand of unrecognized compensation cost related to RSAs. This cost will be recognized over a weighted average period of 3.3 years.

The following table details the RSAs for the twelve month periods ended December 31, 2011, 2010 and 2009:

	Twelve Months Ended December 31, 2011		Twelve Months Ended December 31, 2010		Twelve Months Ended December 31,2009
	Number of Shares	Weighted Average Grant Date Fair Value	Number of Shares	Weighted Average Grant Date Fair Value	Number of Shares	Weighted Average Grant Date Fair Value
Beginning balance	11,920	$16.78	—	—	—	—
Granted	26,085	$18.50	11,920	$16.78
Vested	(2,980)	$16.78	—	—	—	—
Forfeited	—	—	—	—	—	—

Ending balance	35,025	$18.06	11,920	$16.78	—	—

The compensation expense for PSAs is measured based on the grant date fair value as calculated using the Monte Carlo Simulation. The Simulation used various assumptions that include expected volatility of 52.42%, a risk free rate of return of 0.32% and a correlation co-efficient of 0.6531%

The Corporation recognized $382 thousand of expense related to the PSAs in 2011. As of December 31, 2011 there was $689 thousand of unrecognized compensation cost related to PSAs. This cost will be recognized over a weighted average period of 2.2 years.

The following table details the PSAs for the twelve month periods ending December 31, 2011, 2010 and 2009:

	Twelve Months Ended December 31, 2011		Twelve Months Ended December 31, 2010		Twelve Months Ended December 31,2009
	Number of Shares	Weighted Average Grant Date Fair Value	Number of Shares	Weighted Average Grant Date Fair Value	Number of Shares	Weighted Average Grant Date Fair Value
Beginning balance	60,267	$9.64	—	—	—	—
Granted	60,238	$10.07	60,767	$9.64	—	—
Vested	—		—		—	—
Forfeited	(3,144)	$9.64	(500)	$9.64	—	—

Ending balance	117,361	$9.86	60,267	$9.64	—	—

Earnings Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Earnings Per Share

19. Earnings Per Share

The calculation of basic earnings per share and diluted earnings per share is presented below:

(dollars in thousands, except per share data)	Year Ended December 31,
	2011	2010	2009
Numerator—Net income available to common shareholders	$19,713	$9,174	$10,337

Denominator for basic earnings per share – Weighted average shares outstanding	12,746,346	10,765,657	8,732,004
Effect of dilutive potential common shares	82,313	12,312	16,719

Denominator for diluted earnings per share – Adjusted weighted average shares outstanding	12,828,659	10,777,969	8,748,723

Basic earnings per share	$1.55	$0.85	$1.18
Diluted earnings per share	$1.54	$0.85	$1.18
Antidulitive shares excluded from computation of average dilutive earnings per share	941,005	941,079	806,396

All weighted average shares, actual shares and per share information in the financial statements have been adjusted retroactively for the effect of stock dividends and splits. See Note 1-P – "Summary of Significant Accounting Policies: Earnings Per Common Share" for a discussion on the calculation of earnings per share.

Other Operating Income	12 Months Ended
Dec. 31, 2011
Other Operating Income [Abstract]
Other Operating Income

20. OTHER OPERATING INCOME

Components of other operating income for the indicated years ended December 31 include:

(dollars in thousands)	2011	2010	2009
Merchant interchange fees	$559	$360	$248
Commissions and fees	468	396	372
Safe deposit box rentals	407	365	334
Insurance commissions	403	386	394
Other investment income	244	195	133
Title insurance income	119	207	355
Rent income	116	167	222
Miscellaneous other income	1,181	525	700

Other operating income	$3,497	$2,601	$2,758

Other Operating Expense	12 Months Ended
Dec. 31, 2011
Other Operating Expense [Abstract]
Other Operating Expense

21. OTHER OPERATING EXPENSE

Components of other operating expense for the indicated years ended December 31 include:

(dollars in thousands)	2011	2010	2009
Information technology	$1,518	$1,376	$846
Loan processing	1,114	1,040	1,049
Other taxes	973	728	650
Temporary help and recruiting	712	570	379
Telephone	514	455	371
Travel and entertainment	507	410	360
Stationary and supplies	496	400	323
Postage	415	370	351
Director fees	359	331	311
Portfolio maintenance	313	242	200
Dues and subscriptions	287	244	218
Contributions	279	259	252
Insurance	277	253	248
Miscellaneous other expense	1,628	1,094	581

Other operating expense	$9,392	$7,772	$6,139

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions

22. RELATED PARTY TRANSACTIONS

In the ordinary course of business, the Bank granted loans to principal officers, directors and their affiliates. Loan activity during 2011 and 2010 was as follows:

Following is a summary of these transactions:

(dollars in thousands)	2011	2010
Balance, January 1	$6,117	$4,472
Additions	—	2,232
Amounts collected	(113)	(587)

Balance, December 31	$6,004	$6,117

Related party deposits amounted to $961 thousand and $917 thousand at December 31, 2011 and 2010, respectively.

Financial Instruments With Off-Balance Sheet Risk, Contingencies And Concentration Of Credit Risk	12 Months Ended
Dec. 31, 2011
Financial Instruments With Off-Balance Sheet Risk, Contingencies And Concentration Of Credit Risk [Abstract]
Financial Instruments With Off-Balance Sheet Risk, Contingencies And Concentration Of Credit Risk

23. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK, CONTINGENCIES AND CONCENTRATION OF CREDIT RISK

Off-Balance Sheet Risk

The Corporation is a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit and standby letters of credit. Those instruments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the consolidated statements of financial condition. The contractual amounts of those instruments reflect the extent of involvement the Corporation has in particular classes of financial instruments.

The Corporation's exposure to credit loss in the event of nonperformance by the counterparty to the financial instrument of commitments to extend credit and standby letters of credit is represented by the contractual amount of those instruments. The Corporation uses the same credit policies in making commitments and conditional obligations as it does for on-balance sheet financial instruments.

Commitments to extend credit, which include unused lines of credit and unfunded commitments to originate loans, are agreements to lend to a customer as long as there is no violation of any condition established in the agreement. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Some of the commitments are expected to expire without being drawn upon, and the total commitment amounts do not necessarily represent future cash requirements. Total commitments to extend credit at December 31, 2011 were $353.0 million. The Corporation evaluates each customer's creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Corporation upon extension of credit, is based on a credit evaluation of the counterparty. Collateral varies but may include accounts receivable, marketable securities, inventory, property, plant and equipment, residential real estate, and income-producing commercial properties.

Standby letters of credit are conditional commitments issued by the Bank to a customer for a third party. Such standby letters of credits are issued to support private borrowing arrangements. The credit risk involved in issuing standby letters of credit is similar to that involved in extending loan facilities to customers. The collateral varies, but may include accounts receivable, marketable securities, inventory, property, plant and equipment, and residential real estate for those commitments for which collateral is deemed necessary. The Corporation's obligation under standby letters of credit as of December 31, 2011 amounted to $20.5 million. There were no outstanding bankers' acceptances as of December 31, 2011.

Contingencies

Legal Matters

In the ordinary course of business, the Corporation is subject to litigation, claims, and assessments that involve claims for monetary relief. Some of these are covered by insurance. Based upon information presently available to the Corporation and its counsel, it is the Corporation's opinion that any legal and financial responsibility arising from such claims will not have a material, adverse effect on its results of operations, financial condition or capital.

Indemnifications

In general, the Corporation does not sell loans with recourse, except to the extent that it arises from standard loan-sale contract provisions. These provisions cover violations of representations and warranties and, under certain circumstances, first payment default by borrowers. These indemnifications may include the repurchase of loans by the Corporation, and are considered customary provisions in the secondary market for conforming mortgage loan sales. For the twelve months ended December 31, 2011, 2010 and 2009, the Corporation recorded an immaterial amount of loan repurchases resulting from these provisions.

Concentrations of Credit Risk

The Corporation has a material portion of its loans in real estate related loans. A predominant percentage of the Corporation's real estate exposure, both commercial and residential, is in the Corporation's primary trade area which includes portions of Delaware, Chester, Montgomery and Philadelphia counties in Southeastern Pennsylvania. The Corporation is aware of this concentration and attempts to mitigate this risk to the extent possible in many ways, including the underwriting and assessment of borrower's capacity to repay. See Note 5 – "Loans and Leases" for additional information.

As of December 31, 2011, the Corporation had no loans sold with recourse outstanding.

Dividend Restrictions	12 Months Ended
Dec. 31, 2011
Dividend Restrictions [Abstract]
Dividend Restrictions

24. DIVIDEND RESTRICTIONS

The Bank is subject to the Pennsylvania Banking Code of 1965 (the "Code"), as amended, and is restricted in the amount of dividends that can be paid to its sole shareholder, the Corporation. The Code restricts the payment of dividends by the Bank to the amount of its net income during the current calendar year and the retained net income of the prior two calendar years, unless the dividend has been approved by the Board of Governors of the Federal Reserve System. The total retained net income for the years ended December 31, 2010 and 2011 was $14.8 million. Accordingly, the dividend payable by the Bank to the Corporation is limited to $14.8 million plus net income earned in 2012. However, the amount of dividends paid by the Bank may not reduce capital levels below levels that would cause the Bank to be considered less than adequately capitalized as detailed in Note 25 – "Regulatory Capital Requirements".

Regulatory Capital Requirements	12 Months Ended
Dec. 31, 2011
Regulatory Capital Requirements [Abstract]
Regulatory Capital Requirements

25. REGULATORY CAPITAL REQUIREMENTS

A. General Regulatory Capital Information

Both the Corporation and the Bank are subject to various regulatory capital requirements, administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if taken, could have a direct material effect on the Corporation's and the Bank's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Corporation and the Bank must meet specific capital guidelines that involve quantitative measures of their assets, liabilities and certain off-balance-sheet items as calculated under regulatory accounting practices. The capital amounts and classifications are also subject to qualitative judgments by the regulators about components, risk weightings and other factors. Prompt corrective action provisions are not applicable to bank holding companies.

B. S-3 Shelf Registration Statement and Offerings Thereunder

In June 2009, the Corporation filed a shelf registration statement (the "Shelf Registration Statement") which allows the Corporation to raise additional capital through offers and sales of registered securities consisting of common stock, warrants to purchase common stock, stock purchase contracts or units consisting of any combination of the foregoing securities. Using the prospectus in the Shelf Registration Statement, together with applicable prospectus supplements, the Corporation may sell, from time to time, in one or more offerings, any amount of such securities in a dollar amount up to $90,000,000, in the aggregate.

In addition to the shares issued through the Plan above, on May 18, 2010, through a registered direct stock offering, the Corporation issued 1,548,167 common shares, at a price of $17.00 per share, raising $24.6 million after deducting placement agent's fees and other offering expenses of $1.7 million.

On July 20, 2009, the Corporation filed with the Securities and Exchange Commission a prospectus supplement in order to register 850,000 common shares of its stock, under the Shelf Registration Statement in connection with a Dividend Reinvestment and Stock Purchase Plan (the "Plan"). The Plan allows for the grant of a request for waiver ("RFW") above the Plan maximum investment of $120 thousand per account per year. An RFW is granted based on a variety of factors, including the Corporation's current and projected capital needs, prevailing market prices of the Corporation's common stock and general economic and market conditions.

The Plan is intended to allow both existing shareholders and new investors to easily and conveniently increase their investment in the Corporation without incurring many of the fees and commissions normally associated with brokerage transactions. For the twelve months ended December 31, 2011 and 2010, the Corporation issued 448,377 and 119,175 shares, respectively, and raised $8.3 million and $2.0 million, respectively, through the Plan.

C. Private Transactions in Securities

In April 2009, the Bank raised $7.5 million in subordinated debt which qualified as Tier II capital. This subordinated debt bears interest at a rate per annum equal to the ninety day LIBOR rate plus 5.75% and is adjusted quarterly. Interest is payable quarterly and principal is due on June 15, 2019. The rate of interest is capped at 10.0% per annum during the first five years of the term.

In April 2009, in accordance with and reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), the Corporation also sold 150,061 shares of its common stock, par value $1.00 per share ("Shares"), in a private placement of securities to a purchaser which qualifies as an accredited investor under Rule 501(a) of Regulation D under the Securities Act. The purchase price per Share was equal to the average closing price of shares of the Corporation's common stock on NASDAQ for the thirty trading days ending on April 16, 2009, which equaled $16.66 per Share. The aggregate purchase price for the Shares sold was $2.5 million. The Corporation did not pay any underwriting discounts or commissions and did not pay any brokerage fees in connection with the sale of the Shares. The Shares sold constituted, at the time, 1.7% of the outstanding shares of the Corporation's common stock, as determined immediately after the closing of the sale.

D. Shares Issued in Mergers and Acquisitions

In connection with the Acquisition of PWMG, the Corporation issued 322,101 common shares, valued at $6.7 million, to former shareholders of PWMG. These shares were registered on an S-3 registration statement filed by the Corporation in September 2011.

In connection with the Merger with FKF, the Corporation issued 1,630,053 common shares, valued at $26.5 million, to former shareholders of FKF. These shares were registered on an S-4 registration statement filed by the Corporation in January 2010.

E. Regulatory Capital Ratios

As set forth in the following table, quantitative measures have been established to ensure capital adequacy ratios required of both the Corporation and the Bank. Both the Corporation's and the Bank's Tier II capital ratios are calculated by adding back a portion of the loan loss reserve to the Tier I capital. The Corporation believes that as of December 31, 2011 and 2010, the Corporation and the Bank had met all capital adequacy requirements to which they were subject. Federal banking regulators have defined specific capital categories, and categories range from a best of "well capitalized" to a worst of "critically under capitalized." Both the Corporation and the Bank were classified as "well capitalized" as of December 31, 2011 and 2010.

See Note 16 – "Pension and Postretirement Benefit Plans" for certain information relating to accumulated other comprehensive income.

The Corporation's and the Bank's actual capital amounts and ratios as of December 31, 2011 and 2010 are presented in the following table:

	Actual		Minimum to be Well Capitalized
(dollars in thousands)	Amount	Ratio	Amount	Ratio
December 31, 2011
Total (Tier II) Capital to Risk Weighted Assets:
Corporation	$189,447	13.83%	$136,948	10%
Bank	196,090	14.37%	136,481	10%
Tier I Capital to Risk Weighted Assets:
Corporation	154,171	11.26%	82,169	6%
Bank	160,814	11.78%	81,899	6%
Tier I Capital to Quarterly Average Assets:
Corporation	154,171	8.97%	85,955	5%
Bank	160,814	9.37%	85,854	5%

December 31, 2010
Total (Tier II) Capital to Risk Weighted Assets:
Corporation	$186,657	13.71%	$136,142	10%
Bank	182,587	13.47%	135,556	10%
Tier I Capital to Risk Weighted Assets:
Corporation	153,806	11.30%	81,685	6%
Bank	149,742	11.05%	81,334	6%
Tier I Capital to Quarterly Average Assets:
Corporation	153,806	8.85%	86,926	5%
Bank	149,742	8.62%	86,828	5%

Selected Quarterly Financial Data	12 Months Ended
Dec. 31, 2011
Selected Quarterly Financial Data [Abstract]
Selected Quarterly Financial Data

26.SELECTED QUARTERLY FINANCIAL DATA [1] (UNAUDITED)

	Quarters Ended 2011
(dollars in thousands, except per share data)	3/31	6/30	9/30	12/31
Interest income	$18,226	$18,851	$18,672	$18,690
Interest expense	2,819	3,052	3,018	2,772

Net interest income	15,407	15,799	15,654	15,918
Provision for loan and lease losses	1,285	1,919	1,828	1,056
Other income	7,210	8,165	9,276	9,499
Other expense	14,197	14,869	15,985	16,475

Income before income taxes	7,135	7,176	7,117	7,886
Tax expense	2,419	2,371	2,095	2,716

Net income.	$4,716	$4,805	$5,022	$5,170

Basic earnings per common share	$0.38	$0.38	$0.39	$0.40
Diluted earnings per common share	$0.38	$0.38	$0.39	$0.40
Dividend declared	$0.15	$0.15	$0.15	$0.15

	Quarters Ended 2010
(dollars in thousands, except per share data)	3/31	6/30	9/30	12/31
Interest income	$13,894	$13,824	$18,473	$18,605
Interest expense	2,777	2,773	3,691	3,405

Net interest income	11,117	$11,051	$14,782	$15,200
Provision for loan and lease losses	3,113	994	4,236	1,511
Other income	7,159	5,890	7,053	9,273
Other expense	11,753	12,103	19,372	14,764

Income (loss) before income taxes	3,410	3,844	(1,766)	8,198
Tax expense (benefit)	1,187	1,438	(746)	2,633

Net income (loss)	$2,223	$2,406	$(1,020)	$5,565

Basic earnings per common share	$0.25	$0.25	$(0.08)	$0.46
Diluted earnings per common share	$0.25	$0.25	$(0.08)	$0.46
Dividend declared	$0.14	$0.14	$0.14	$0.14

[1]	Earnings per share is computed independently for each period shown. As a result, the sum of the quarters may not equal the total earnings per share for the year.

Parent Company-Only Financial Statements	12 Months Ended
Dec. 31, 2011
Parent Company-Only Financial Statements [Abstract]
Parent Company-Only Financial Statements

27. PARENT COMPANY-ONLY FINANCIAL STATEMENTS

The condensed financial statements of the Corporation (parent company only) are presented below. These statements should be read in conjunction with the Notes to the Consolidated Financial Statements.

A. Condensed Balance Sheets

(dollars in thousands)	2011	2010
Assets:
Cash	$4,402	$4,208
Investment securities	—	256
Investments in subsidiaries, at equity in net assets	192,954	169,296
Premises and equipment, net	2,779	2,877
Goodwill	245	457
Other assets	2,084	1,910

Total assets	$202,464	$179,004

Liabilities and shareholders' equity:
Borrowings	$13,691	$2,001
Jr. subordinated debentures	—	12,029
Accrued interest payable	—	1,239
Accrued taxes payable	—	41
Other liabilities	2,860	2,276

Total liabilities	$16,551	$17,586

Common stock, par value $1, authorized 100,000,000 shares issued 16,103,981 shares and 15,109,718 shares as of December 31, 2011 and 2010, respectively, and outstanding 13,194,439 shares and 12,195,240 shares as of December 31, 2011 and 2010, respectively	$16,104	$15,110
Paid-in capital in excess of par value	84,425	68,398
Less common stock in treasury, at cost—2,909,542 shares and 2,914,478 shares as of December 31, 2011 and 2010, respectively	(29,833)	(29,881)
Accumulated other comprehensive loss, net of deferred income taxes benefit	(11,365)	(6,757)
Retained earnings	126,582	114,548

Total shareholders' equity	$185,913	$161,418

Total liabilities and shareholders' equity	$202,464	$179,004

B. Condensed Statements of Income

	Twelve Months Ended December 31,
(dollars in thousands)	2011	2010	2009
Dividends from subsidiaries	$9,650	$4,900	$1,204
Interest and other income	2,644	1,569	1,012

Total operating income	12,294	6,469	2,216
Expenses	2,636	1,711	918

Income before equity in undistributed income of subsidiaries	9,658	4,758	1,298
Equity in undistributed income of subsidiaries	10,058	4,368	9,071

Income before income taxes	19,716	9,126	10,369
Income tax expense (benefit)	3	(48)	32

Net income	$19,713	$9,174	$10,337

C. Condensed Statements of Cash Flows

	Twelve Months Ended December 31,
(dollars in thousands)	2011	2010	2009
Operating activities:
Net Income	$19,713	$9,174	$10,337
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in undistributed income of subsidiaries	(10,058)	(4,368)	(9,071)
Depreciation and amortization	105	102	98
Net gain on sale of available for sale securities	(38)	(50)	—
Stock-based compensation cost	876	539	386
Net accretion of fair value adjustments	(55)	(78)	—
Other, net	110	31	(159)

Net cash provided by operating activities	10,653	5,350	1,591

Investing Activities:
Proceeds from sale of available for sale securities	282	450	—
Acquisitions, net of cash acquired	(13,367)	(4,565)	—
Sale of subsidiary	18,411	—	—
Investment in subsidiaries	(17,200)	(21,761)	660

Net cash used by investing activities	(11,874)	(25,876)	660

Financing activities:
Dividends paid	(7,679)	(5,916)	(4,892)
Change in other borrowings	11,690	(62)	2,062
Decrease in junior subordinated debt	(12,028)	—	—
Repurchase of treasury stock	—	—	(42)
Proceeds from issuance of common stock	8,325	26,688	3,660
Tax benefit on exercise of stock option	141	60	66
Proceeds from exercise of stock options	966	288	514

Net cash provided by financing activities	1,415	21,058	1,368

Change in cash and cash equivalents	194	532	3,619
Cash and cash equivalents at beginning of year	4,208	3,676	57

Cash and cash equivalents at end of year	$4,402	$4,208	$3,676

Segment Information	12 Months Ended
Dec. 31, 2011
Segment Information [Abstract]
Segment Information

28. SEGMENT INFORMATION

FASB Codification 280 – "Segment Reporting" identifies operating segments as components of an enterprise which are evaluated regularly by the Corporation's Chief Operating Decision Maker, our Chief Executive Officer, in deciding how to allocate resources and assess performance. The Corporation has applied the aggregation criterion set forth in this codification to the results of its operations.

The Corporation's Banking segment consists of commercial and retail banking. The Banking segment is evaluated as a single strategic unit which generates revenues from a variety of products and services. The Banking segment generates interest income from its lending (including leases) and investing activities and is dependent on the gathering of lower cost deposits from its branch network or borrowed funds from other sources for funding its loans, resulting in the generation of net interest income. The Banking segment also derives revenues from other sources including gains on the sale in available for sale investment securities, gains on the sale of residential mortgage loans, service charges on deposit accounts, cash sweep fees, overdraft fees, BOLI income and interchange revenue associated with its Visa Check Card offering.

The Wealth Management segment has responsibility for a number of activities within the Corporation, including trust administration, other related fiduciary services, custody, investment management and advisory services, employee benefits and IRA administration, estate settlement, tax services and brokerage. Bryn Mawr Trust of Delaware and Lau Associates are included in the Wealth Management Segment of the Corporation since they have similar economic characteristics, products and services to those of the Wealth Management division of the Corporation.

The accounting policies of the Corporation are applied by segment in the following tables. The segments are presented on a pre-tax basis which is the way the Corporation evaluates business results.

The following table details the Corporation's segments.

Segment information for the years ended or as of December 31:

	2011			2010			2009
(dollars in thousands)	Banking	Wealth Management	Consolidated	Banking	Wealth Management	Consolidated	Banking	Wealth Management	Consolidated
Net interest income	$62,771	$7	$62,778	$52,141	$9	$52,150	$40,781	$12	$40,793
Less: loan loss provision	6,088	—	6,088	9,854	—	9,854	6,884	—	6,884

Net interest income after loan loss provision	56,683	7	56,690	42,287	9	42,296	33,897	12	33,909

Other income:
Fees for wealth management services	—	21,669	21,669	—	15,499	15,499	—	14,178	14,178
Service charges on deposit accounts	2,495	—	2,495	2,307	—	2,307	1,951	—	1,951
Loan servicing and other fees	1,824	—	1,824	1,626	—	1,626	1,387	—	1,387
Net gain on sale of loans	2,517	—	2,517	4,718	—	4,718	6,012	—	6,012
Net gain on sale of available for sale securities	1,783	—	1,783	2,472	—	2,472	1,923	—	1,923
Net gain on sale of trading securities	—	—	—	—	—	—	255	—	255
Net gain (loss) on sale of other real estate owned	(97)	—	(97)	(114)	—	(114)	6	—	6
BOLI income	462	—	462	266	—	266	—	—	—
Other operating income	3,481	16	3,497	2,636	(25)	2,601	2,703	55	2,758

Total other income	12,465	21,685	34,150	13,901	15,474	29,375	14,237	14,233	28,470

Other expenses:
Salaries & wages	20,016	8,068	28,084	17,804	7,025	24,829	15,578	6,697	22,275
Employee benefits	4,837	2,052	6,889	4,424	1,560	5,984	4,124	1,454	5,578
Occupancy & equipment	7,658	1,027	8,685	6,283	752	7,035	5,196	848	6,044
Amortization of intangible assets	324	1,166	1,490	176	308	484	—	308	308
Professional fees	2,156	155	2,311	1,975	165	2,140	1,791	217	2,008
Other operating expenses	12,064	2,003	14,067	16,286	1,227	17,513	9,307	1,022	10,329

Total other expenses	47,055	14,471	61,526	46,948	11,037	57,985	35,996	10,546	46,542

Segment profit	22,093	7,221	29,314	9,241	4,445	13,686	12,138	3,699	15,837
Intersegment (revenues) expenses*	(337)	337	—	(96)	96	—	(187)	187	—

Pre-tax segment profit after eliminations	$21,756	$7,558	$29,314	$9,145	$4,541	$13,686	$11,951	$3,886	$15,837

% of segment pre-tax profit after eliminations	74.2%	25.8%	100%	66.8%	33.2%	100%	75.5%	24.5%	100.0%

Segment assets (dollars in millions)	$1,740.4	$34.5	$1,774.9	$1,716.9	$14.9	$1,731.8	$1,225.9	$12.9	$1,238.8

Assets under management, administration, supervision and brokerage (dollars in millions)		$4,831.6			$3,412.9			$2,871.2

*	Intersegment revenues consist of rental payments, insurance commissions and management fees.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

29. SUBSEQUENT EVENTS

On February 3, 2012, the Corporation entered into a definitive stock purchase agreement (the "Agreement") to acquire Davidson Trust Company ("DTC") from Boston Private Financial Holdings, Inc. and members of DTC's management group for a total purchase price of up to $10.5 million, of which $7.35 million is to be paid at closing in cash and up to $3.15 million is to be paid in cash installments on the 6-, 12- and 18-month anniversaries of the date of closing, subject to certain post-closing contingencies relating to DTC's assets under management.

The acquisition of DTC is expected to close in the second quarter of 2012, subject to certain conditions and regulatory approvals.

For more information related to the Agreement, refer to the Corporation's filing with the SEC on Form 8-K, dated February 7, 2012.